Registration No. 33-25301
                                                                      811-5685


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A



REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X /

         Pre-Effective Amendment No.


         Post-Effective Amendment No.  28

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  / X /

         Amendment No.  31


                          WILLIAMSBURG INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

              312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202
                    (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (513)629-2000

                             W. Lee H. Dunham, Esq.
                            Sullivan & Worcester LLP
                             One Post Office Square
                                Boston, MA 02109
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:


 /  /     immediately upon filing pursuant to Rule 485(b)
 /  /     on (      ) pursuant to Rule 485(b)
 / X/     60 days after filing pursuant to Rule 485(a)
 /  /     on (      ) pursuant to Rule 485(a)

         The Registrant has registered an indefinite number of shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Rule 24f-2 Notice for the fiscal year ended March 31, 1997 was filed on May 30, 1997.

                          WILLIAMSBURG INVESTMENT TRUST

                  CROSS-REFERENCE SHEET PURSUANT TO RULE 495(A)

                  Part A                                               Prospectus
                  Form Item                                            Cross-Reference

Item 1.           Cover Page                                           Cover Page

Item 2.           Synopsis                                             Prospectus Summary;
                                                                       Synopsis of Costs and
                                                                       Expenses

Item 3.           Condensed Financial                                  Financial Highlights;
                  Information                                          Dividends, Distributions,
                                                                       Taxes and Other
                                                                       Information

Item 4.           General Description                                  Investment Objective,
                  of Registrant                                        Investment Policies and
                                                                       Risk Considerations;
                                                                       Management of the Fund

Item 5.           Management of the Fund                               Management of the Fund

Item 5A.          Management's Discussion                              Not Applicable
                  of Fund Performance

Item 6.           Capital Stock and                                    Tax Status; Dividends,
                  Distributions,                                       Taxes and Other
                  Other Securities                                     Information

Item 7.           Purchase of Securities                               How to Purchase Shares;
                  Being Offered                                        How Net Asset Value is
                                                                       Determined; Application

Item 8.           Redemption or Repurchase                             How to Redeem Shares

Item 9.           Pending Legal Proceedings                            Not Applicable
                                                                       Statement of
                  Part B                                               Additional Information
                  Form Item                                            Cross-Reference
Item 10.          Cover Page                                           Cover Page

Item 11.          Table of Contents                                    Cover Page

Item 12.          General Information                                  Capital Shares and Voting
                  and History

Item 13.          Investment Objectives                                Investment Objective and
                  and Policies                                         Policies; Description of
                                                                       Bond Ratings; Investment
                                                                       Limitations

Item 14.          Management of the Fund                               Trustees and Officers

Item 15.          Control Persons and                                  Trustees and Officers
                  Principal Holders of
                  Securities


Item 16.          Investment Advisory and                              Investment Advisor;
                  Other Services                                       Administrator;
                                                                       Other Services


Item 17.          Brokerage Allocation                                 Brokerage

Item 18.          Capital Stock and                                    Capital Shares and Voting
                  Other Securities

Item 19.          Purchase, Redemption and                             Special Shareholder
                  Pricing of Securities                                Services; Purchase of
                  Being Offered                                        Shares; Redemption of
                                                                       Shares; Net Asset Value
                                                                       Determination

Item 20.          Tax Status                                           Additional Tax
                                                                       Information

Item 21.          Underwriters                                         Not Applicable

Item 22.          Calculation of                                       Calculation of
                  Performance Data                                     Performance Data

Item 23.          Financial Statements                                 Financial Statements and
                                                                       Reports

                                                                    PROSPECTUS
                                                                 July 31, 1997


                                  THE JAMESTOWN
                                   BOND FUNDS
                              INSTITUTIONAL SHARES

                                  No-Load Funds

The investment objective of THE JAMESTOWN BOND FUND (the "Bond Fund") is to maximize total return, consisting of current income and capital appreciation (both realized and unrealized), consistent with the preservation of capital through active management of investment grade fixed income securities.

The investment objective of THE JAMESTOWN SHORT TERM BOND FUND (the "Short Term Fund") is identical to that of the Bond Fund, with the distinction that the Short Term Fund intends to achieve this objective by investing in a portfolio of investment grade fixed income securities having a shorter average duration.


The Jamestown Bond Fund and The Jamestown Short Term Bond Fund are designed primarily for institutional investors who wish to take advantage of the professional investment management expertise of Lowe, Brockenbrough & Tattersall Strategic Advisors, Inc., which serves as investment advisor to the Funds.

The Funds offer two classes of shares: Consultant Shares, sold subject to a 12b-1 fee up to .15% of average daily net assets, and Institutional Shares, sold without a 12b-1 fee. Each Consultant and Institutional Share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Consultant Shares bear the expenses of distribution fees, which will cause Consultant Shares to have a higher expense ratio and to pay lower dividends than Institutional Shares; (ii) certain class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters affecting only that class.

                               INVESTMENT ADVISOR
            Lowe, Brockenbrough & Tattersall Strategic Advisors, Inc.
                               Richmond, Virginia

The Jamestown and the Jamestown Short Term Bond Fund (the "Funds") are
NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company. This Prospectus provides you with the basic information you should know before investing in the Funds. You should read it and keep it for future reference. While there is no assurance that the Funds will achieve their investment objectives, they endeavor to do so by following the investment policies described in this Prospectus. Consultant Shares are offered in a separate prospectus and additional information about Consultant Shares may be obtained by calling 1-800-443-4249.

A Statement of Additional Information, dated July 31, 1997 containing additional information about the Funds, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. The Funds' address is P.O. Box 5354, Cincinnati, Ohio 45201-5354, and their telephone number is 1-800-443-4249. A copy of the Statement of Additional Information may be obtained at no charge by calling or writing the Funds.

                                TABLE OF CONTENTS
PROSPECTUS SUMMARY......................................................
SYNOPSIS OF COSTS AND EXPENSES..........................................
FINANCIAL HIGHLIGHTS....................................................
INVESTMENT OBJECTIVES, INVESTMENT POLICIES
  AND RISK CONSIDERATIONS. .............................................
HOW TO PURCHASE SHARES..................................................
HOW TO REDEEM SHARES....................................................
HOW NET ASSET VALUE IS DETERMINED.......................................
MANAGEMENT OF THE FUNDS.................................................
DIVIDENDS, DISTRIBUTIONS, TAXES AND OTHER INFORMATION...................
APPLICATION.............................................................

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

---------------------------------------------------------------------------

                               PROSPECTUS SUMMARY

THE FUNDS. The Jamestown Bond Fund (the "Bond Fund") and the Jamestown Short Term Bond Fund (the "Short Term Fund") are NO- LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." Each represents a separate mutual fund with its own objectives and policies. An investor may elect one or both of the Funds to meet individual investment objectives, and may switch from one Fund to the other without charge when a shareholder's investment objectives or plans change. While there is no assurance that the Funds will achieve their investment objectives, they each endeavor to do so by following the investment policies described in this Prospectus. The Funds are primarily designed for tax exempt institutional investors such as pension and profit-sharing plans, endowments, foundations, and employee benefit trusts. Corporations and individual investors may invest in either Fund, although it should be noted that investment decisions of the Funds will not be influenced by any federal tax considerations, other than those considerations which apply to the Funds themselves.

INVESTMENT OBJECTIVES. The Bond Fund and the Short Term Fund are governed by virtually identical investment objectives and policies, WITH THE EXCEPTION of the average duration range of the individual Funds. Each Fund seeks to maximize total return, consisting of current income and capital appreciation (both realized and unrealized), consistent with the preservation of capital through active management of investment grade fixed income securities. For a more detailed explanation of the definition of "investment grade" securities, see "Investment Objectives, Investment Policies and Risk Considerations."

INVESTMENT APPROACH. The Advisor's philosophy in managing fixed income portfolios is to emphasize a disciplined balance between sector selection and moderate portfolio duration shifts to maximize total return. Duration is an important concept in the Advisor's fixed income management philosophy and, in the Advisor's opinion, provides a better measure of interest rate sensitivity than maturity for many fixed income securities. Each Fund intends to invest only in investment grade securities. Due to their controlled duration and quality standards, the Funds expect to exhibit less volatility than would mutual funds with longer average maturities and lower quality portfolios.


INVESTMENT ADVISOR. Lowe, Brockenbrough & Tattersall Strategic Advisors,
Inc. (the "Advisor") serves as investment advisor to each of the Funds. For its services, the Advisor receives compensation of 0.375% of the average daily net assets of each Fund. (See "Management of the Funds.")

PURCHASE OF SHARES. Institutional Shares are offered "No-Load," which means they may be purchased directly from the Funds without the imposition of any sales or 12b-1 charges.


        The minimum initial purchase for the Bond Fund is $500,000. The minimum initial purchase for the Short Term Fund is $100,000.

Subsequent investments in both Funds must be $1,000 or more.
Shares may be purchased by individuals or organizations and may be appropriate for use in Tax Sheltered Retirement Plans. (See
"How to Purchase Shares.")

REDEMPTION OF SHARES. There is currently no charge for redemptions from either Fund. Shares may be redeemed at any time in which the Funds are open for business at the net asset value next determined after receipt of a redemption request by the Funds. (See "How to Redeem Shares.")

DIVIDENDS AND DISTRIBUTIONS. Net investment income of the Funds is distributed quarterly. Net capital gains, if any, are distributed annually. Shareholders may elect to receive dividends and capital gain distributions in cash or the dividends and capital gain distributions may be reinvested in additional Fund shares. (See "Dividends, Distributions, Taxes and Other Information.")


MANAGEMENT. The Funds are series of the Williamsburg Investment Trust (the "Trust"), the Board of Trustees of which is responsible for overall management of the Trust and the Funds. The Trust has employed Countrywide Fund Services, Inc. (the "Administrator") to provide administration, accounting and transfer agent services. (See "Management of the Funds.")

                         SYNOPSIS OF COSTS AND EXPENSES

                             THE JAMESTOWN BOND FUND
                              INSTITUTIONAL SHARES

    SHAREHOLDER TRANSACTION EXPENSES:
    Sales Load Imposed on Purchases                         None
    Sales Load Imposed on Reinvested Dividends              None
    Exchange Fee                                            None
    Redemption Fee                                          None*
    Check Redemption Processing Fee (per check)
          First six checks per month                        None
          Additional checks per month                       $0.25

* A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."


    ANNUAL FUND OPERATING EXPENSES:
    (As a percentage of net assets)
    Investment Advisory Fee                                0.375%
    Administrator's Fees                                   0.075%
    Other Expenses                                         0.080%
                                                           ------
Total Fund Operating Expense                                0.53%
                                                           ======


EXAMPLE: You would pay the following expenses on a $1,000 investment, whether or not you redeem at the end of the period, assuming
5% annual return:


                    1 YEAR  3 YEARS  5 YEARS   10 YEARS
                    ------  -------  -------   --------
                     $ 5     $17      $30       $66


                       THE JAMESTOWN SHORT TERM BOND FUND
                              INSTITUTIONAL SHARES

SHAREHOLDER TRANSACTION EXPENSES:
         Sales Load Imposed on Purchases                  None
         Sales Load Imposed on Reinvested Dividends       None
         Exchange Fee                                     None
         Redemption Fee                                   None*
         Check Redemption Processing Fee (per check)
                  First six checks per month              None
                  Additional checks per month             $0.25

* A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."


         ANNUAL FUND OPERATING EXPENSES:
         (As a percentage of net assets)
         Investment Advisory Fees (after fee waivers)     0.00%
         Administrator's Fees                             0.25%
         Other Expenses (after expense reimbursements)    0.25%
                                                          -----
         Total Fund Operating Expense                     0.50%
                                                          =====

EXAMPLE: You would pay the following expenses on a $1,000 investment, whether or not you redeem at the end of the period, assuming
5% annual return:


                  1 YEAR        3 YEARS       5 YEARS     10 YEARS
                  ------        ---------     ---------   --------
                    $ 5           $16           $28         $63

The purpose of the foregoing tables is to assist investors in the Funds in understanding the various costs and expenses that they will bear directly or indirectly. See "Management of the Funds" for more information about the fees and costs of operating the Funds. The Annual Fund Operating Expenses shown above are based upon actual operating history for the fiscal year ended March 31, 1997. Absent the fee waivers and expense reimbursements by the Advisor, the Short Term Fund's investment advisory fees would have been 0.375% of average daily net assets, other expenses would have been 0.32% of average net assets and total fund operating expenses would have been 0.94% of average daily net assets. THE EXAMPLES SHOWN SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN THE FUTURE MAY BE GREATER OR LESS THAN THOSE SHOWN.


The footnotes to the Financial Highlights table contain information concerning a decrease in the Bond Fund's expense ratio as a result of a directed brokerage arrangement.

                              FINANCIAL HIGHLIGHTS

The following audited financial information with respect to Institutional Shares of the Fund has been audited by Tait, Weller & Baker, independent accountants, whose report covering the fiscal year ended March 31, 1997 is contained in the Statement of Additional Information. This information should be read in conjunction with the Funds' latest audited annual financial statements and notes thereto, which are also contained in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Funds.




                             THE JAMESTOWN BOND FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each
Period
                                                                                           Years Ended March 31,
                                                                          --------------------------------------------------------
                                                                              1997        1996        1995        1994        1993
                                                                          --------     -------    --------    --------    --------
Net asset value at beginning of period                                      $10.39       $9.97      $10.15      $10.82      $10.42
                                                                          --------     -------    --------    --------    --------

Income from investment operations:
       Net investment income                                                  0.68        0.70        0.62        0.55        0.64
       Net realized and unrealized gains (losses) on investments             (0.12)       0.41       (0.18)      (0.30)       0.55
                                                                          --------     -------    --------    --------    --------
Total from investment operations                                              0.56        1.11        0.44        0.25        1.19
                                                                          --------     -------    --------    --------    --------

Less distributions:
       Dividends from net investment income                                  (0.69)      (0.69)      (0.62)      (0.55)      (0.64)
       Distributions from net realized gains                                    --          --          --       (0.19)      (0.15)
       Distributions in excess of net realized gains                            --          --          --       (0.18)         --
                                                                          --------     -------    --------    --------    --------
Total distributions                                                          (0.69)      (0.69)      (0.62)      (0.92)      (0.79)
                                                                          --------     -------    --------    --------    --------
Net asset value at end of period                                            $10.26      $10.39       $9.97      $10.15      $10.82
                                                                          ========     =======    ========    ========    ========

Total return                                                                  5.52%      11.23%       4.56%       2.12%      11.69%
                                                                          ========     =======    ========    ========    ========

Net assets at end of period (000's)                                        $76,499     $74,774     $72,029     $64,029     $55,718
                                                                          ========     =======    ========    ========    ========

Ratio of expenses to average net assets (b)                                   0.53%       0.56%       0.53%       0.60%       0.59%

Ratio of net investment income to average net assets                          6.48%       6.54%       6.28%       5.03%       6.09%

Portfolio turnover rate                                                        207%        268%        381%        381%        454%

                                                                            Year      Period
                                                                            Ended      Ended
                                                                           March 31,   March 31,
                                                                              1992      1991 (a)
                                                                          --------     -------
Net asset value at beginning of period                                      $ 9.97      $10.00
                                                                          --------     -------

Income from investment operations:
       Net investment income                                                  0.54        0.20
       Net realized and unrealized gains (losses) on investments              0.48       (0.03)
                                                                          --------     -------
Total from investment operations                                              1.02        0.17
                                                                          --------     -------

Less distributions:
       Dividends from net investment income                                  (0.54)      (0.20)
       Distributions from net realized gains                                 (0.03)         --
       Distributions in excess of net realized gains                            --          --
                                                                          --------     -------
Total distributions                                                          (0.57)      (0.20)
                                                                          --------     -------
Net asset value at end of period                                            $10.42      $ 9.97
                                                                          ========     =======

Total return                                                                 10.33%       5.70%(c)
                                                                          ========     =======

Net assets at end of period (000's)                                        $29,727      $  794
                                                                          ========     =======

Ratio of expenses to average net assets (b)                                   0.60%       0.90%(c)

Ratio of net investment income to average net assets                          6.67%       7.07%(c)

Portfolio turnover rate                                                        484%         54%


   (a) Represents the period from the commencement of operations
       (December 31, 1990) through March 31, 1991.
   (b) For the years ended March 31, 1997 and 1996, the ratio of expenses to average net assets was determined based on gross expenses prior to expense reimbursements through a directed brokerage arrangement. For periods prior to March 31, 1996, the ratio was determined based on net expenses after expense reimbursements through the directed brokerage arrangement. Absent such expense reimbursements, the ratio of expenses to average net assets would have been 0.57% for the year ended March 31, 1995. Absent investment advisory fees waived by the Advisor, the ratio of expenses to average net assets would have been 0.80% and 3.08%(c) for the periods ended March 31, 1992 and 1991.
   (c) Annualized.



                                                     - 6 -

                       THE JAMESTOWN SHORT TERM BOND FUND


Selected Per Share Data and Ratios for a Share Outstanding Throughout Each
Period




                                                                                      Years Ended March 31,
                                                               --------------------------------------------------------------

                                                                 1997          1996          1995          1994          1993
                                                               ------         -----         -----        ------        ------

Net asset value at beginning of period                          $9.72         $9.64         $9.82        $10.07         $9.93
                                                               ------        ------         -----        ------        ------

Income from investment operations:
   Net investment income                                         0.58          0.62          0.60          0.51          0.50
   Net realized and unrealized gains (losses)
      on investments                                            (0.11)         0.08         (0.17)        (0.23)         0.13
                                                               ------        ------         -----        ------        ------
Total from investment operations                                 0.47          0.70          0.43          0.28          0.63
                                                               ------        ------         -----        ------        ------

Less distributions:
   Dividends from net investment income                         (0.58)        (0.62)        (0.61)        (0.51)        (0.49)
   Distributions from net realized gains                           --            --            --         (0.02)           --
                                                               ------        ------         -----        ------        ------
Total distributions                                             (0.58)        (0.62)        (0.61)        (0.53)        (0.49)
                                                               ------        ------         -----        ------        ------

Net asset value at end of period                                $9.61         $9.72         $9.64         $9.82        $10.07
                                                               ======        ======         =====        ======        ======

Total return                                                     5.01%         7.38%         4.53%         2.76%         6.40%
                                                               ======        ======         =====        ======        ======

Net assets at end of period (000's)                            $9,924        $9,426       $14,122       $18,715       $15,580
                                                               ======        ======         =====        ======        ======

Ratio of expenses to average net assets (b)                      0.50%         0.50%         0.50%         0.50%         0.50%

Ratio of net investment income to average net assets             5.96%         6.27%         6.04%         5.22%         5.24%

Portfolio turnover rate                                            62%          157%          144%          324%          289%

                                                                Period
                                                                Ended
                                                              March 31,
                                                                 1992(a)
                                                               ------

Net asset value at beginning of period                         $10.00
                                                               ------

Income from investment operations:
   Net investment income                                         0.09
   Net realized and unrealized gains (losses)
      on investments                                            (0.07)
                                                               ------
Total from investment operations                                 0.02
                                                               ------

Less distributions:
   Dividends from net investment income                         (0.09)
   Distributions from net realized gains                           --
                                                               ------
Total distributions                                             (0.09)
                                                               ------

Net asset value at end of period                                $9.93
                                                               ======

Total return                                                     0.99%(c)
                                                               ======

Net assets at end of period (000's)                            $5,320
                                                               ======

Ratio of expenses to average net assets (b)                      0.50%(c)

Ratio of net investment income to average net assets             4.86%(c)

Portfolio turnover rate                                            97%

(a) Represents the period from the commencement of operations (January 21, 1992) through March 31, 1992.

(b) Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.94%, 0.85%, 0.85%, 0.81%, 0.82% and 0.81%(c) for the periods ended
    March 31, 1997, 1996, 1995, 1994, 1993 and 1992, respectively.

(c) Annualized.




Further information about the performance of the Funds is contained in the Annual Report, a copy of which may be obtained at no charge by calling the Funds.

                   INVESTMENT OBJECTIVES, INVESTMENT POLICIES
                             AND RISK CONSIDERATIONS

The investment objective of each Fund is to maximize total return, consisting of current income and capital appreciation, both realized and unrealized, through active management of a portfolio of investment grade fixed income securities. Any investment involves risk, and there can be no assurance that the Funds will achieve their investment objectives. The investment objective of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

The Advisor's philosophy in the management of fixed income securities utilizes a disciplined balance between sector selection and moderate portfolio duration shifts to maximize total return. The Advisor's determination of optimal duration for each Fund is based on economic indicators, inflation trends, credit demands, monetary policy and global influences as well as psychological and technical factors. The Funds endeavor to invest in securities and market sectors which the Advisor believes are undervalued by the marketplace. The selection of undervalued bonds by the Advisor is based on, among other things, historical yield relationships, credit risk, market volatility and absolute levels of interest rates, as well as supply and demand factors.

The Funds are designed primarily to allow institutional investors to take advantage of the professional investment management expertise of Lowe, Brockenbrough & Tattersall, Inc. Each Fund will be managed in a manner that closely resembles that of other bond portfolios of similar maturity and duration managed by the Advisor. The Advisor uses a wide variety of securities and techniques in managing fixed income portfolios. As the fixed income markets evolve, the Advisor may invest in other types of securities than those specifically identified in this Prospectus if the Advisor views these investments to be consistent with the overall investment objectives and policies of the Funds. The securities and techniques the Advisor currently expects to utilize are described below.

DURATION. Duration is an important concept in the Advisor's fixed income management philosophy. "Duration" and "maturity" are different concepts and should not be substituted for one another for purposes of understanding the investment philosophy of either Fund. The Advisor believes that for most fixed income securities "duration" provides a better measure of interest rate sensitivity than maturity. Whereas maturity takes into account only the final principal payments to determine the risk of a particular bond, duration weights all potential cash flows (principal, interest and reinvestment income) on an expected present value basis, to determine the "effective life" of the security.

The Advisor intends to limit the portfolio duration of the Bond Fund to a 2 year minimum and a 6 year maximum. The Advisor intends to maintain a portfolio duration for the Short Term Fund of less than 3 years. In addition, the Advisor intends to limit the duration of any one single security of the Short Term Fund to a maximum duration of 5 years. The precise point of each Fund's duration within these ranges will depend on the Advisor's view of the market. For the purposes of the Funds, the duration calculation used is Macaulay duration adjusted for option features (such as call features or prepayment options). Adjusting for option features requires assumptions with respect to the probability of that option being exercised. These assumptions will be determined by the Advisor based on then current market conditions.

The Funds expect the average maturity of their portfolios to be longer than the average duration. How much longer will depend upon, among other factors, the composition of coupons (higher coupons imply shorter duration), as well as overall interest rate levels (higher interest rates generally will result in shorter duration relative to maturity). It should be noted that for some securities the standard duration calculation does not accurately reflect interest rate sensitivity. For example, mortgage pass-through securities, Collateralized Mortgage Obligations and Asset Backed Securities require estimates of principal prepayments which are critical in determining interest rate sensitivity. Floating rate securities, because of the interest rate adjustment feature, are not appropriate for the standard duration calculation. In these and other similar situations, the Advisor will use more sophisticated techniques to determine interest rate sensitivity of securities of the Funds.

INVESTMENT GRADE SECURITIES. Each Fund intends to limit its investment purchases to investment grade securities. The Funds define investment grade securities as those securities which, in the Advisor's opinion, have the characteristics described by any of the nationally recognized statistical rating organizations ("NRSROs"), Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P"), in their four highest rating grades. For S&P, Fitch and D&P those ratings are AAA, AA, A and BBB. For Moody's those ratings are Aaa, Aa, A and Baa. For a description of each rating grade, see the Statement of Additional Information.

Each Fund invests exclusively in those securities rated investment grade by one or more of the NRSROs or, if not rated, are considered by the Advisor to have essentially the same characteristics and quality as securities having such ratings. There may also be instances where the Advisor purchases securities which are rated investment grade by one NRSRO and which are not rated or rated below investment grade by other NRSROs, and such securities would be eligible for purchase by the Funds. Issues rated within the fourth highest grade (those rated lower than A) are considered speculative in certain respects and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities. The final determination of quality and value will remain with the Advisor. Although the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon it own analysis of factors establishing creditworthiness. For as long as the Funds hold a fixed income issue, the Advisor monitors the issuer's credit standing. In the event a security's rating is reduced below a Fund's minimum requirements, the Fund will sell the security, subject to market conditions and the Advisor's assessment of the most opportune time for sale. Although lower rated securities will generally provide higher yields than higher rated securities of similar maturities, they are subject to a greater degree of market fluctuation.

U.S. GOVERNMENT SECURITIES. U.S. Government Securities include direct obligations of the U.S. Treasury, securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government, or any of the foregoing subject to repurchase agreements (See "Repurchase Agreements.") While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Funds or to either Fund's shares. See the Statement of Additional Information for a more detailed description.

MORTGAGE PASS-THROUGH CERTIFICATES. Obligations of the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") include direct pass-through certificates representing undivided ownership interests in pools of mortgages. Such certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the issuer. In the case of securities issued by GNMA, the payment of principal and interest would be backed by the full faith and credit of the U.S. Government. Mortgage pass-through certificates issued by FNMA or FHLMC would be guaranteed as to payment of principal and interest by the credit of the issuing U.S. Government agency. Securities issued by other non-governmental entities (such as commercial banks or mortgage bankers) may offer credit enhancement such as guarantees, insurance, or letters of credit. Mortgage pass-through certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates or increased property transfers and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. The issuer of a pass-through mortgage certificate does not guarantee premiums or market value of its issue.

COLLATERALIZED MORTGAGE OBLIGATIONS. The Funds intend to invest in collateralized mortgage obligations ("CMOs") which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs' collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Advisor will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the individual Fund.

OTHER MORTGAGE RELATED SECURITIES. In addition to the mortgage pass-through securities and the CMOs mentioned above, the Funds may also invest in other mortgage derivative products if the Advisor views them to be consistent with the overall policies and objectives of the Funds. Current offerings include "principal only" (PO) and "interest only" (IO) Stripped Mortgage Backed Securities ("SMBS"). POs and IOs are created when a mortgage pass-through certificate is separated into two securities - one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs' yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal of the IO rise, the IOs' price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayment rates could result in purchasers of IOs not recovering the full amount of their initial investment. The Funds will not invest more than 10% of their total assets in SMBS.

The Advisor expects that governmental, government related and private entities may create other mortgage related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage related securities are developed and offered to the investment community, the Advisor will, consistent with the particular Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage related securities.

ASSET BACKED SECURITIES. Other Asset Backed Securities have been offered to investors backed by loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, Asset Backed Securities represent undivided fractional interests in a fund whose assets consist of a pool of loans and security interests in the collateral securing the loans. Payments of principal and interest on Asset Backed Securities are passed through monthly to certificate holders. In some cases Asset Backed Securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on Asset Backed Securities. The Funds may invest in other Asset Backed Securities that may be developed in the future.

ZERO COUPON AND ORIGINAL ISSUE DISCOUNT ("OID") BONDS. Some securities may be offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of "Strips" through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury, Resolution Trust Corporation and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts which issue zero coupon receipts such as U.S. Treasury Receipts ("TRs") or Treasury Investment

Growth Receipts ("TIGRs"). Zero coupon and original issue discount bonds generate income under generally accepted accounting principles, but do not generate cash flow, resulting in the possibility that the Funds may be required to sell portfolio securities to make distributions as required under Subchapter M of the Internal Revenue Code.

CORPORATE BONDS. The Funds' investments in corporate debt securities will be based on credit analysis and value determination by the Advisor. The Advisor's selection of bonds or industries within the corporate bond sector is determined by, among other factors, historical yield relationships between bonds or industries, the current and anticipated credit of the borrower, and call features, as well as supply and demand factors.

VARIABLE AND FLOATING RATE SECURITIES. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

MONEY MARKET INSTRUMENTS. Money market instruments will typically represent a portion of each Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Funds. Money market instruments mature in thirteen months or less from the date of purchase and include U.S. Government Securities (defined above) and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category from any NRSRO or, if not so rated, issued by a corporation having an outstanding unsecured debt issue rated in the three highest categories of any NRSRO or, if not so rated, of equivalent quality in the Advisor's opinion. See the Statement of Additional Information for a further description of money market instruments.

INVESTMENT COMPANIES. The Bond Fund may invest in the securities of open-end and closed-end investment companies which are generally authorized to invest in securities eligible for purchase by the Fund. To the extent the Fund does so, Fund shareholders would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

In addition, shares of closed-end investment companies frequently trade at a discount from their net asset values. This characteristic of shares of a closed-end investment company is a risk separate and distinct from the risk that its net asset value will decrease.

The Bond Fund does not presently intend to invest more than 10% of its total assets in securities of other investment companies. In addition, the Fund will not invest more than 5% of its total assets in securities of any single investment company, nor will it purchase more than 3% of the outstanding voting securities of any investment company.

FACTORS TO CONSIDER. Neither Fund is intended to be a complete investment program and there can be no assurance that the Funds will achieve their investment objectives. The fixed income securities in which the Funds will invest are subject to fluctuation in value. Such fluctuations may be based on movements in interest rates or on changes in the creditworthiness of the issuers, which may result from adverse business and economic developments or proposed corporate transactions, such as a leveraged buy-out or recapitalization of the issuer. The value of the Funds' fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Consequently, should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Funds' fixed income securities would decrease in value, which would have a depressing influence on the Funds' net asset values. The Funds may borrow using their assets as collateral, but only under certain limited conditions. Borrowing, if done, would tend to exaggerate the effects of market fluctuations on a Fund's net asset value until repaid. (See "Borrowing.")

SECURITIES LENDING. Each Fund may lend up to 33% of its portfolio securities to broker-dealers or other institutional investors. Since there could be a delay in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk. Collateral will be maintained in excess of 100% of the value of the underlying securities, determined by marking to market daily those securities involved in the lending program. It is expected that the Funds will use the cash portions of loan collateral to invest in short-term income-producing securities. These practices may be amended from time to time as regulatory provisions permit. Securities lending for purposes of discussion in this Prospectus should not be confused with "Borrowing" below.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 15% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If while such borrowing is in effect, the value of the particular Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. A Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.


PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Advisor deems changes appropriate. While portfolio turnover is difficult to predict in an active fixed income portfolio, it is expected that annual portfolio turnover will vary between 100% and 500% with respect to each Fund. Market conditions may dictate, however, a higher rate of turnover in a particular year. The degree of portfolio turnover affects the brokerage costs of the Funds and may have an impact on the amount of taxable distributions to shareholders. The portfolio turnover of the Bond Fund and of the Short Term Fund for the fiscal year ended March 31, 1997 was 207% and 62%, respectively.


REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Funds acquire a security and simultaneously resell it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Funds effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is considered to be a loan collateralized by the securities subject to the repurchase agreement. Neither Fund will enter into a repurchase agreement which will cause more than 10% of its assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

INVESTMENT LIMITATIONS. For the purpose of limiting the Funds' exposure to risk, each Fund has adopted certain limitations which, together with its investment objective, are considered fundamental policies which may not be changed without shareholder approval. Each Fund will not: (1) issue senior securities,
                                                        - 15 -
borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of either Fund's total assets, and may pledge its assets to secure all such borrowings; (2) invest more than 10% of a Fund's assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available; (3) write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options; and
(4) invest more than 5% of its total assets in the securities of any one issuer. Other fundamental investment limitations are listed in the Statement of Additional Information.

                             HOW TO PURCHASE SHARES

There are NO SALES COMMISSIONS CHARGED TO INVESTORS. Assistance in opening accounts may be obtained from the Administrator by calling 1-800-443-4249, or by writing to the Funds at the address shown below for regular mail orders. Assistance is also available through any broker-dealer authorized to sell shares of the Funds. Such broker-dealer may charge you a fee for its services. Payment for shares purchased may be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at a Fund's net asset value next determined after your order is received by the Funds in proper order as indicated herein. Shares of the Funds purchased prior to July 31, 1997 are Institutional Shares.

           The minimum initial investment in the Bond Fund is $500,000.

           The minimum initial investment in the Short Term Fund is $100,000.

The Funds may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to 4:00 p.m., Eastern time, will purchase shares at the net asset value next determined on that business day. If your order is not received by 4:00 p.m. Eastern time, your order will purchase shares at the net asset value determined on the next business day. (See "How Net Asset Value is Determined.")

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Investors should be aware that the Funds' account application contains provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

Should an order to purchase shares be cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the appropriate Fund, and mail it to:

                    THE JAMESTOWN BOND FUNDS
                    C/O SHAREHOLDER SERVICES
                    P.O. BOX 5354
                    CINCINNATI, OHIO  45201-5354

BANK WIRE ORDERS. Investments can be made directly by bank wire. To establish a new account or add to an existing account by wire, please call the Funds, at 1-800-443-4249, before wiring funds, to advise the Funds of the investment, the dollar amount and the account registration. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

           Star Bank, N.A.
           Cincinnati Trust
           ABA# 042000013
           For Williamsburg Investment Trust #485777056
           For either: The Jamestown Bond Fund or
                       The Jamestown Short Term Bond Fund
           (Shareholder name and account number)

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Funds as described under "Regular Mail Orders," above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire (minimum additional investment of $1,000) at any time by purchasing shares at the then current net asset value as aforementioned. Before making additional investments by bank wire, please call the Funds at 1-800-443-4249 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of either Fund to purchase Institutional Shares of the other Fund offering shares for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the net asset value next determined after acceptance of the exchange request in writing by the Administrator. The exchange of shares of one Fund for shares of the other Fund is treated, for federal income tax purposes, as a sale on which you may realize taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange offer upon 60 days' notice to shareholders.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The minimum purchase requirement is not applicable to accounts of Trustees, officers or employees of the Funds or certain parties related thereto. The minimum initial investment for such accounts is $5,000. See the Statement of Additional Information for further details.

STOCK CERTIFICATES. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

                              HOW TO REDEEM SHARES

Shares of the Funds may be redeemed on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the New York Stock Exchange (the "Exchange") is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Funds' portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to 4:00 p.m. Eastern time will redeem shares at the net asset value determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $100,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 60 days' written notice. If the shareholder brings his account value up to $100,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Funds, at 1-800-443-4249, or write to the address shown below.

REGULAR MAIL REDEMPTIONS. Your request should be addressed to The Jamestown Bond Funds, P.O. Box 5354, Cincinnati, Ohio 45201-
5354.  Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the Bond Fund or the Short Term Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
2)     any required signature guarantees (see "Signature
       Guarantees"); and
3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within three business days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days) may be reduced or avoided if the purchase is made by certified check, government check or wire transfer. In such cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares. The Funds may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Funds to dispose of securities owned by them, or to fairly determine the value of their assets, and (iii) for such other periods as the Commission may permit.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Funds may not be redeemed by wire on days in which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Funds. (See "Signature Guarantees.")

There is currently no charge by the Administrator for wire redemptions. However, the Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

SIGNATURE GUARANTEES. To protect your account and the Funds from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, and
(2) requests to establish or change redemption services other than through your initial account application. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption, or change of registration.

                  HOW NET ASSET VALUE IS DETERMINED

The net asset value of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Net asset value per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available, otherwise, at the last quoted bid price. Securities traded on a national exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

                             MANAGEMENT OF THE FUNDS

The Funds are diversified series of the Williamsburg Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust in July 1988, which was formerly known as The Nottingham Investment Trust. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts. The Statement of Additional Information identifies the Trustees and officers of the Trust and the Funds and provides information about them.


INVESTMENT ADVISOR. Subject to the authority of the Board of Trustees, Lowe, Brockenbrough & Tattersall Strategic Advisors, Inc. (the "Advisor") provides the Funds with a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Funds execute portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Funds.

The Advisor is a Virginia corporation controlled by Fred T. Tattersall. Prior to February 28, 1997, the investment advisor to each Fund was Lowe, Brockenbrough & Tattersall, Inc. ("LB&T"), of which Mr. Tattersall and Austin Brockenbrough III were the controlling shareholders. On February 28, 1997, LB&T was reorganized by means of a corporate restructuring into two separate legal entities: LB&T, owned by Mr. Brockenbrough, and the Advisor, owned by Mr. Tattersall. The Advisor manages the fixed-income accounts (including the Funds) formerly managed by LB&T. In addition to acting as Advisor to the Funds, the Advisor provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor also serves as sub-advisor to The

Jamestown Balanced Fund (another series of the Trust), the subject of a separate prospectus.

Both the Bond Fund and the Short Term Fund are managed on a day to day basis by a committee comprised of the Advisor's fixed income portfolio management professionals, with each portfolio professional responsible for designated specific sectors of the fixed income market. Prior to February 28, 1997, the Funds were managed by the same group of professionals, but such professionals were employed by LB&T.

Compensation of the Advisor is at the annual rate of 0.375% of each Fund's average daily net assets. For the fiscal year ended March 31, 1997, the Advisor and LB&T received $289,094 in investment advisory fees from the Bond Fund, which represented 0.375% of the Bond Fund's average daily net assets. For the fiscal year ended March 31, 1997, the Advisor and LB&T each waived its entire investment advisory fee from the Short Term Fund and reimbursed the Fund for $6,864 of other operating expenses.

The Advisor currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of Institutional Shares of the Short Term Fund to 0.50% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of Institutional Shares of the Short Term Fund may therefore exceed 0.50% of its average daily net assets.


The Advisor's address is 6620 West Broad Street, Suite 300, Richmond, Virginia 23230.


ADMINISTRATOR. The Funds have retained Countrywide Fund Services, Inc. (the "Administrator"), P.O. Box 5354, Cincinnati, Ohio 45201, to provide administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The "Administrator is a wholly-owned indirect subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.


The Administrator supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. In addition, the Administrator calculates daily net asset value per share and maintains such books and records as are necessary to enable it to perform its duties.


Each Fund pays the Administrator a base fee for these services at the annual rate of 0.075% of the average value of its daily net assets up to $200 million and 0.05% of such assets in excess of $200 million (subject to a minimum fee of $2,000 per month with respect to each Fund) plus a surcharge of $1,000 per month. The Administrator also charges the Funds for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

CUSTODIAN. The Custodian of the Funds' assets is Star Bank, N.A. (the "Custodian"). The Custodian's mailing address is 425 Walnut Street, Cincinnati, Ohio 45202. The Advisor, Administrator or interested persons thereof may have banking relationships with the Custodian.

OTHER FUND COSTS. The Funds pay all expenses not assumed by the Advisor, including its fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees and officers who are not "affiliated persons" of the Advisor, fees of the Funds' Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds' shareholder servicing operations, fees and expenses of qualifying and registering the Funds' shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses that may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of such Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices. For the fiscal year ended March 31, 1997, the expense ratio of the Bond Fund was 0.53% of its average daily net assets and the expense ratio of the Short Term Fund was 0.50% of its average daily net assets after expense reimbursements.

BROKERAGE. The Funds have adopted brokerage policies which allow the Advisor to prefer brokers which provide research or other valuable services to the Advisor and/or the Funds. In all cases, the primary consideration for selection of broker-dealers through which to execute brokerage transactions will be to obtain the most favorable price and execution for the Funds. Research services obtained through the Funds' brokerage transactions may be used by the Advisor for its other clients; conversely, the Funds may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. The Statement of Additional Information contains more information about the management and brokerage practices of the Funds. It is anticipated that most securities transactions of the Funds will be handled on a principal, rather than agency, basis. Fixed income securities are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from buying at the bid price and selling at the higher asked price of the market, the difference being referred to as the spread.

              DIVIDENDS, DISTRIBUTIONS, TAXES AND OTHER INFORMATION

The Statement of Additional Information contains additional information about the federal income tax implications of an investment in the Funds in general and, particularly, with respect to dividends and distributions and other matters. Shareholders should be aware that dividends from the Funds which are derived in whole or in part from interest on U.S. Government Securities may not be taxable for state income tax purposes. Other state income tax implications are not covered, nor is this discussion exhaustive on the subject of federal income taxation. Consequently, investors should seek qualified tax advice.

Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code") and will distribute all of its net income and realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net income and realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Funds intend to declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trustees. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are neither citizens nor residents of the U.S.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for either Fund. Current practice of the Funds, subject to the discretion of the Board of Trustees, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Funds unless the shareholder requests in writing to receive dividends and/or capital gains distributions in cash. That request must be received by the Funds prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds.

TAX STATUS OF THE FUNDS. If a Fund is qualified as a "regulated investment company" under the Code, it will not be liable for federal income taxes on amounts paid as dividends and distributions. The Code contains a number of complex requirements which an investment company must meet in order to qualify. For a more detailed discussion of the tax status of the Funds, see "Additional Tax Information" in the Statement of Additional Information.


PRINCIPAL SHAREHOLDERS. Rockingham Health Care, Inc., 235 Cantrell Avenue, Harrisonburg, Virginia, owned of record 54.4% of the Short Term Fund's outstanding shares as of May 23, 1997 and may be deemed to control the Fund.


DESCRIPTION OF FUND SHARES AND OTHER MATTERS. The Declaration of Trust of the Williamsburg Investment Trust currently provides for the shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued, in addition to the Bond Fund and the Short Term Fund described in this
Prospectus: shares of the FBP Contrarian Balanced Fund and the FBP Contrarian Equity Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama; and shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Tattersall, Inc. The Trustees are permitted to create additional series at any time.

Shares are freely transferable, have no preemptive or conversion rights and, when issued, are fully paid and non-assessable. Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. Each class of shares of the Funds shall vote separately on matters relating to its own distribution arrangements. The shares of the Funds have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

The Declaration of Trust provides that the Trustees may hold office indefinitely, except that: (1) any Trustee may resign or retire; and (2) any Trustee may be removed with or without cause at any time: (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act.

Any group of shareholders representing 10% or more of the shares then outstanding may call a meeting for the purpose of removing one or more of the Trustees. If shareholders desire to call a meeting to consider the removal of one or more Trustees, they will be assisted in communicating with other shareholders. See the Statement of Additional Information for more information. Shareholder inquiries may be made in writing, addressed to the Funds at the address shown on the cover.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See the Statement of Additional Information for further information about the Trust and its shares.


CALCULATION OF PERFORMANCE DATA. From time to time each Fund may advertise its total return. Each Fund may also advertise yield. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Total return and yield are computed separately for Consultant and Institutional Shares. The yield of Institutional Shares is expected to be higher than the yield of Consultant Shares due to the distribution fees imposed on Consultant Shares.


The "total return" of a Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of total return assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. If a Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, the Funds may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may be quoted for the same or different periods as those for which standardized return is quoted. Nonstandardized Return may consist of a cumulative percentage rate of return, actual year-by-year rates or any combination thereof.

The "yield" of a Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. For the purpose of determining net investment income, the calculation includes among expenses of the Funds all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

                            THE JAMESTOWN BOND FUNDS


                               INVESTMENT ADVISOR
            Lowe, Brockenbrough & Tattersall Strategic Advisors, Inc.
                             6620 West Broad Street
                                    Suite 300
                            Richmond, Virginia 23230

                                  ADMINISTRATOR
                         Countrywide Fund Services, Inc.
                                312 Walnut Street
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354
                                 1-800-443-4249


                                    CUSTODIAN
                                 Star Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                              INDEPENDENT AUDITORS
                              Tait, Weller & Baker
                              Two Penn Center Plaza
                        Philadelphia, Pennsylvania 19102

                                  LEGAL COUNSEL
                            Sullivan & Worcester LLP
                             One Post Office Square
                           Boston, Massachusetts 02109


                                BOARD OF TRUSTEES
                            Austin Brockenbrough III
                                  John T. Bruce
                            Charles M. Caravati, Jr.
                               J. Finley Lee, Jr.
                                Richard Mitchell
                               Richard L. Morrill
                              Harris V. Morrissette
                               Fred T. Tattersall
                               Erwin H. Will, Jr.
                               Samuel B. Witt III


                                    OFFICERS
                          Fred T. Tattersall, President
                         Craig D. Truitt, Vice President

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Funds. This Prospectus does not constitute an offer by the Funds to sell shares in any State to any person to whom it is unlawful for the Funds to make such offer in such State.

                                                                    PROSPECTUS
                                                                 July 31, 1997


                                  THE JAMESTOWN
                                   BOND FUNDS
                                CONSULTANT SHARES

                                  No-Load Funds

The investment objective of THE JAMESTOWN BOND FUND (the "Bond Fund") is to maximize total return, consisting of current income and capital appreciation (both realized and unrealized), consistent with the preservation of capital through active management of investment grade fixed income securities.

The investment objective of THE JAMESTOWN SHORT TERM BOND FUND (the "Short Term Fund") is identical to that of the Bond Fund, with the distinction that the Short Term Fund intends to achieve this objective by investing in a portfolio of investment grade fixed income securities having a shorter average duration.


The Jamestown Bond Fund and The Jamestown Short Term Bond Fund are designed primarily for institutional investors who wish to take advantage of the professional investment management expertise of Lowe, Brockenbrough & Tattersall Strategic Advisors, Inc., which serves as investment advisor to the Funds.

The Funds offer two classes of shares: Consultant Shares, sold subject to a 12b-1 fee up to .15% of average daily net assets, and Institutional Shares, sold without a 12b-1 fee. Each Consultant and Institutional Share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Consultant Shares bear the expenses of distribution fees, which will cause Consultant Shares to have a higher expense ratio and to pay lower dividends than Institutional Shares; (ii) certain class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters affecting only that class.

                               INVESTMENT ADVISOR
            Lowe, Brockenbrough & Tattersall Strategic Advisors, Inc.
                               Richmond, Virginia

The Jamestown Bond Fund and the Jamestown Short Term Bond Fund (the "Funds") are NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company. This Prospectus provides you with the basic information you should know before investing in the Funds. You should read it and keep it for future reference. While there is no assurance that the Funds will achieve their investment objectives, they endeavor to do so by following the investment policies described in this Prospectus. Institutional Shares are offered in a separate prospectus and additional information about Institutional Shares may be obtained by calling 1-800-443-4249.

A Statement of Additional Information, dated July 31, 1997 containing additional information about the Funds, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. The Funds' address is P.O. Box 5354, Cincinnati, Ohio 45201-5354, and their telephone number is 1-800-443-4249. A copy of the Statement of Additional Information may be obtained at no charge by calling or writing the Funds.

                                TABLE OF CONTENTS
PROSPECTUS SUMMARY.......................................................
SYNOPSIS OF COSTS AND EXPENSES...........................................
FINANCIAL HIGHLIGHTS.....................................................
INVESTMENT OBJECTIVES, INVESTMENT POLICIES
  AND RISK CONSIDERATIONS. ..............................................
HOW TO PURCHASE SHARES...................................................
HOW TO REDEEM SHARES.....................................................
HOW NET ASSET VALUE IS DETERMINED........................................
MANAGEMENT OF THE FUNDS..................................................
PLAN OF DISTRIBUTION.....................................................
DIVIDENDS, DISTRIBUTIONS, TAXES AND OTHER INFORMATION....................
APPLICATION..............................................................

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

---------------------------------------------------------------------------

                               PROSPECTUS SUMMARY

THE FUNDS. The Jamestown Bond Fund (the "Bond Fund") and the Jamestown Short Term Bond Fund (the "Short Term Fund") are NO- LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." Each represents a separate mutual fund with its own objectives and policies. An investor may elect one or both of the Funds to meet individual investment objectives, and may switch from one Fund to the other without charge when a shareholder's investment objectives or plans change. While there is no assurance that the Funds will achieve their investment objectives, they each endeavor to do so by following the investment policies described in this Prospectus. The Funds are primarily designed for tax exempt institutional investors such as pension and profit-sharing plans, endowments, foundations, and employee benefit trusts. Corporations and individual investors may invest in either Fund, although it should be noted that investment decisions of the Funds will not be influenced by any federal tax considerations, other than those considerations which apply to the Funds themselves.

INVESTMENT OBJECTIVES. The Bond Fund and the Short Term Fund are governed by virtually identical investment objectives and policies, WITH THE EXCEPTION of the average duration range of the individual Funds. Each Fund seeks to maximize total return, consisting of current income and capital appreciation (both realized and unrealized), consistent with the preservation of capital through active management of investment grade fixed income securities. For a more detailed explanation of the definition of "investment grade" securities, see "Investment Objectives, Investment Policies and Risk Considerations."

INVESTMENT APPROACH. The Advisor's philosophy in managing fixed income portfolios is to emphasize a disciplined balance between sector selection and moderate portfolio duration shifts to maximize total return. Duration is an important concept in the Advisor's fixed income management philosophy and, in the Advisor's opinion, provides a better measure of interest rate sensitivity than maturity for many fixed income securities. Each Fund intends to invest only in investment grade securities. Due to their controlled duration and quality standards, the Funds expect to exhibit less volatility than would mutual funds with longer average maturities and lower quality portfolios.


INVESTMENT ADVISOR. Lowe, Brockenbrough & Tattersall Strategic Advisors,
Inc. (the "Advisor") serves as investment advisor to each of the Funds. For its services, the Advisor receives compensation of 0.375% of the average daily net assets of each Fund. (See "Management of the Funds.")

PURCHASE OF SHARES. Consultant Shares are offered "No-Load," which means they may be purchased directly from the Funds without the imposition of any front-end or contingent deferred sales charges. However, Consultant Shares are subject to the imposition of a 12b-1 fee of up to .15% of average daily net assets. (See "Plan of Distribution.")


       The minimum initial purchase for the Bond Fund is $500,000. The minimum initial purchase for the Short Term Fund is $100,000.


Subsequent investments in both Funds must be $1,000 or more. Shares may be purchased by individuals or organizations and may be appropriate for use in Tax Sheltered Retirement Plans. (See "How to Purchase Shares.")

REDEMPTION OF SHARES. There is currently no charge for redemptions from either Fund. Shares may be redeemed at any time in which the Funds are open for business at the net asset value next determined after receipt of a redemption request by the Funds. (See "How to Redeem Shares.")

DIVIDENDS AND DISTRIBUTIONS. Net investment income of the Funds is distributed quarterly. Net capital gains, if any, are distributed annually. Shareholders may elect to receive dividends and capital gain distributions in cash or the dividends and capital gain distributions may be reinvested in additional Fund shares. (See "Dividends, Distributions, Taxes and Other Information.")


MANAGEMENT. The Funds are series of the Williamsburg Investment Trust (the "Trust"), the Board of Trustees of which is responsible for overall management of the Trust and the Funds. The Trust has employed Countrywide Fund Services, Inc. (the "Administrator") to provide administration, accounting and transfer agent services. (See "Management of the Funds.")

                         SYNOPSIS OF COSTS AND EXPENSES

                             THE JAMESTOWN BOND FUND
                                                         CONSULTANT SHARES

    SHAREHOLDER TRANSACTION EXPENSES:
    Sales Load Imposed on Purchases                         None
    Sales Load Imposed on Reinvested Dividends              None
    Exchange Fee                                            None
    Redemption Fee                                          None*
    Check Redemption Processing Fee (per check)
          First six checks per month                        None
          Additional checks per month                       $0.25

* A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares".


    ANNUAL FUND OPERATING EXPENSES:
    (As a percentage of net assets)
    Investment Advisory Fee................................0.375%
    Administrator's Fees...................................0.075%
    12b-1 Fees.............................................0.150%
    Other Expenses.........................................0.080%
                                                           ------
Total Fund Operating Expense............................... 0.68%
                                                           ======


EXAMPLE: You would pay the following expenses on a $1,000 investment, whether or not you redeem at the end of the period, assuming
5% annual return:


               1 YEAR  3 YEARS  5 YEARS   10 YEARS
               ------  -------  -------   --------
               $ 7       $22      $38        $85


                       THE JAMESTOWN SHORT TERM BOND FUND
                                CONSULTANT SHARES

SHAREHOLDER TRANSACTION EXPENSES:
         Sales Load Imposed on Purchases                     None
         Sales Load Imposed on Reinvested Dividends          None
         Exchange Fee                                        None
         Redemption Fee                                      None*
         Check Redemption Processing Fee (per check)
                  First six checks per month                 None
                  Additional checks per month                $0.25

* A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares".


         ANNUAL FUND OPERATING EXPENSES:
         (As a percentage of net assets)
         Investment Advisory Fees (after fee waivers)         0.00%
         Administrator's Fees                                 0.25%
         12b-1 Fees                                           0.15%
         Other Expenses (after expense reimbursements)        0.25%
                                                              -----
         Total Fund Operating Expense                         0.65%
                                                              =====

EXAMPLE: You would pay the following expenses on a $1,000 investment, whether or not you redeem at the end of the period, assuming
5% annual return:


                  1 YEAR      3 YEARS        5 YEARS         10 YEARS
                  ------      ---------      ---------       --------
                    $ 7         $21            $36             $81

The purpose of the foregoing tables is to assist investors in the Funds in understanding the various costs and expenses that they will bear directly or indirectly. See "Management of the Funds" for more information about the fees and costs of operating the Funds. The Annual Fund Operating Expenses shown above are based upon actual operating history of Institutional Shares of the Fund for the fiscal year ended March 31, 1997, adjusted to reflect the imposition of 12b-1 fees applicable to Consultant Shares. Absent the fee waivers and expense reimbursements by the Advisor, the Short Term Fund's investment advisory fees would have been 0.375% of average daily net assets, other expenses would have been 0.32% of average net assets and total fund operating expenses would have been 1.09% of average daily net assets. THE EXAMPLES SHOWN SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN THE FUTURE MAY BE GREATER OR LESS THAN THOSE SHOWN.


The footnotes to the Financial Highlights table contain information concerning a decrease in the Bond Fund's expense ratio as a result of a directed brokerage arrangement.


                              FINANCIAL HIGHLIGHTS

The following audited financial information with respect to Institutional Shares of the Fund has been audited by Tait, Weller & Baker, independent accountants, whose report covering the fiscal year ended March 31, 1997 is contained in the Statement of Additional Information. This information should be read in conjunction with the Funds' latest audited annual financial statements and notes thereto, which are also contained in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Funds. As of the date of this Prospectus, Consultant Shares of the Fund have not been previously offered to the public.



                             THE JAMESTOWN BOND FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each
Period
                                                                                           Years Ended March 31,
                                                                          --------------------------------------------------------
                                                                              1997        1996        1995        1994        1993
                                                                          --------     -------    --------    --------    --------
Net asset value at beginning of period                                      $10.39       $9.97      $10.15      $10.82      $10.42
                                                                          --------     -------    --------    --------    --------

Income from investment operations:
       Net investment income                                                  0.68        0.70        0.62        0.55        0.64
       Net realized and unrealized gains (losses) on investments             (0.12)       0.41       (0.18)      (0.30)       0.55
                                                                          --------     -------    --------    --------    --------
Total from investment operations                                              0.56        1.11        0.44        0.25        1.19
                                                                          --------     -------    --------    --------    --------

Less distributions:
       Dividends from net investment income                                  (0.69)      (0.69)      (0.62)      (0.55)      (0.64)
       Distributions from net realized gains                                    --          --          --       (0.19)      (0.15)
       Distributions in excess of net realized gains                            --          --          --       (0.18)         --
                                                                          --------     -------    --------    --------    --------
Total distributions                                                          (0.69)      (0.69)      (0.62)      (0.92)      (0.79)
                                                                          --------     -------    --------    --------    --------
Net asset value at end of period                                            $10.26      $10.39       $9.97      $10.15      $10.82
                                                                          ========     =======    ========    ========    ========

Total return                                                                  5.52%      11.23%       4.56%       2.12%      11.69%
                                                                          ========     =======    ========    ========    ========

Net assets at end of period (000's)                                        $76,499     $74,774     $72,029     $64,029     $55,718
                                                                          ========     =======    ========    ========    ========

Ratio of expenses to average net assets (b)                                   0.53%       0.56%       0.53%       0.60%       0.59%

Ratio of net investment income to average net assets                          6.48%       6.54%       6.28%       5.03%       6.09%

Portfolio turnover rate                                                        207%        268%        381%        381%        454%

                                                                            Year      Period
                                                                            Ended      Ended
                                                                           March 31,   March 31,
                                                                              1992      1991 (a)
                                                                          --------     -------
Net asset value at beginning of period                                      $ 9.97      $10.00
                                                                          --------     -------

Income from investment operations:
       Net investment income                                                  0.54        0.20
       Net realized and unrealized gains (losses) on investments              0.48       (0.03)
                                                                          --------     -------
Total from investment operations                                              1.02        0.17
                                                                          --------     -------

Less distributions:
       Dividends from net investment income                                  (0.54)      (0.20)
       Distributions from net realized gains                                 (0.03)         --
       Distributions in excess of net realized gains                            --          --
                                                                          --------     -------
Total distributions                                                          (0.57)      (0.20)
                                                                          --------     -------
Net asset value at end of period                                            $10.42      $ 9.97
                                                                          ========     =======

Total return                                                                 10.33%       5.70%(c)
                                                                          ========     =======

Net assets at end of period (000's)                                        $29,727      $  794
                                                                          ========     =======

Ratio of expenses to average net assets (b)                                   0.60%       0.90%(c)

Ratio of net investment income to average net assets                          6.67%       7.07%(c)

Portfolio turnover rate                                                        484%         54%


   (a) Represents the period from the commencement of operations
       (December 31, 1990) through March 31, 1991.
   (b) For the years ended March 31, 1997 and 1996, the ratio of expenses to average net assets was determined based on gross expenses prior to expense reimbursements through a directed brokerage arrangement. For periods prior to March 31, 1996, the ratio was determined based on net expenses after expense reimbursements through the directed brokerage arrangement. Absent such expense reimbursements, the ratio of expenses to average net assets would have been 0.57% for the year ended March 31, 1995. Absent investment advisory fees waived by the Advisor, the ratio of expenses to average net assets would have been 0.80% and 3.08%(c) for the periods ended March 31, 1992 and 1991.
   (c) Annualized.



                                                     - 7 -

                       THE JAMESTOWN SHORT TERM BOND FUND


Selected Per Share Data and Ratios for a Share Outstanding Throughout Each
Period




                                                                                      Years Ended March 31,
                                                               --------------------------------------------------------------

                                                                 1997          1996          1995          1994          1993
                                                               ------         -----         -----        ------        ------

Net asset value at beginning of peiord                          $9.72         $9.64         $9.82        $10.07         $9.93
                                                               ------        ------         -----        ------        ------

Income from investment operations:
   Net investment income                                         0.58          0.62          0.60          0.51          0.50
   Net realized and unrealized gains (losses)
      on investments                                            (0.11)         0.08         (0.17)        (0.23)         0.13
                                                               ------        ------         -----        ------        ------
Total from investment operations                                 0.47          0.70          0.43          0.28          0.63
                                                               ------        ------         -----        ------        ------

Less distributions:
   Dividends from net investment income                         (0.58)        (0.62)        (0.61)        (0.51)        (0.49)
   Distributions from net realized gains                           --            --            --         (0.02)           --
                                                               ------        ------         -----        ------        ------
Total distributions                                             (0.58)        (0.62)        (0.61)        (0.53)        (0.49)
                                                               ------        ------         -----        ------        ------

Net asset value at end of period                                $9.61         $9.72         $9.64         $9.82        $10.07
                                                               ======        ======         =====        ======        ======

Total return                                                     5.01%         7.38%         4.53%         2.76%         6.40%
                                                               ======        ======         =====        ======        ======

Net assets at end of period (000's)                            $9,924        $9,426       $14,122       $18,715       $15,580
                                                               ======        ======         =====        ======        ======

Ratio of expenses to average net assets (b)                      0.50%         0.50%         0.50%         0.50%         0.50%

Ratio of net investment income to average net assets             5.96%         6.27%         6.04%         5.22%         5.24%

Portfolio turnover rate                                            62%          157%          144%          324%          289%

                                                                Period
                                                                Ended
                                                              March 31,
                                                                 1992(a)
                                                               ------

Net asset value at beginning of period                         $10.00
                                                               ------

Income from investment operations:
   Net investment income                                         0.09
   Net realized and unrealized gains (losses)
      on investments                                            (0.07)
                                                               ------
Total from investment operations                                 0.02
                                                               ------

Less distributions:
   Dividends from net investment income                         (0.09)
   Distributions from net realized gains                           --
                                                               ------
Total distributions                                             (0.09)
                                                               ------

Net asset value at end of period                                $9.93
                                                               ======

Total return                                                     0.99%(c)
                                                               ======

Net assets at end of period (000's)                            $5,320
                                                               ======

Ratio of expenses to average net assets (b)                      0.50%(c)

Ratio of net investment income to average net assets             4.86%(c)

Portfolio turnover rate                                            97%

(a) Represents the period from the commencement of operations (January 21, 1992) through March 31, 1992.

(b) Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.94%, 0.85%, 0.85%, 0.81%, 0.82% and 0.81%(c) for the periods ended
    March 31, 1997, 1996, 1995, 1994, 1993 and 1992, respectively.

(c) Annualized.




Further information about the performance of the Funds is contained in the Annual Report, a copy of which may be obtained at no charge by calling the Funds.

                   INVESTMENT OBJECTIVES, INVESTMENT POLICIES
                             AND RISK CONSIDERATIONS

The investment objective of each Fund is to maximize total return, consisting of current income and capital appreciation, both realized and unrealized, through active management of a portfolio of investment grade fixed income securities. Any investment involves risk, and there can be no assurance that the Funds will achieve their investment objectives. The investment objective of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

The Advisor's philosophy in the management of fixed income securities utilizes a disciplined balance between sector selection and moderate portfolio duration shifts to maximize total return. The Advisor's determination of optimal duration for each Fund is based on economic indicators, inflation trends, credit demands, monetary policy and global influences as well as psychological and technical factors. The Funds endeavor to invest in securities and market sectors which the Advisor believes are undervalued by the marketplace. The selection of undervalued bonds by the Advisor is based on, among other things, historical yield relationships, credit risk, market volatility and absolute levels of interest rates, as well as supply and demand factors.

The Funds are designed primarily to allow institutional investors to take advantage of the professional investment management expertise of Lowe, Brockenbrough & Tattersall, Inc. Each Fund will be managed in a manner that closely resembles that of other bond portfolios of similar maturity and duration managed by the Advisor. The Advisor uses a wide variety of securities and techniques in managing fixed income portfolios. As the fixed income markets evolve, the Advisor may invest in other types of securities than those specifically identified in this Prospectus if the Advisor views these investments to be consistent with the overall investment objectives and policies of the Funds. The securities and techniques the Advisor currently expects to utilize are described below.

DURATION. Duration is an important concept in the Advisor's fixed income management philosophy. "Duration" and "maturity" are different concepts and should not be substituted for one another for purposes of understanding the investment philosophy of either Fund. The Advisor believes that for most fixed income securities "duration" provides a better measure of interest rate sensitivity than maturity. Whereas maturity takes into account only the final principal payments to determine the risk of a particular bond, duration weights all potential cash flows (principal, interest and reinvestment income) on an expected present value basis, to determine the "effective life" of the security.

The Advisor intends to limit the portfolio duration of the Bond Fund to a 2 year minimum and a 6 year maximum. The Advisor intends to maintain a portfolio duration for the Short Term Fund of less than 3 years. In addition, the Advisor intends to limit the duration of any one single security of the Short Term Fund to a maximum duration of 5 years. The precise point of each Fund's duration within these ranges will depend on the Advisor's view of the market. For the purposes of the Funds, the duration calculation used is Macaulay duration adjusted for option features (such as call features or prepayment options). Adjusting for option features requires assumptions with respect to the probability of that option being exercised. These assumptions will be determined by the Advisor based on then current market conditions.

The Funds expect the average maturity of their portfolios to be longer than the average duration. How much longer will depend upon, among other factors, the composition of coupons (higher coupons imply shorter duration), as well as overall interest rate levels (higher interest rates generally will result in shorter duration relative to maturity). It should be noted that for some securities the standard duration calculation does not accurately reflect interest rate sensitivity. For example, mortgage pass-through securities, Collateralized Mortgage Obligations and Asset Backed Securities require estimates of principal prepayments which are critical in determining interest rate sensitivity. Floating rate securities, because of the interest rate adjustment feature, are not appropriate for the standard duration calculation. In these and other similar situations, the Advisor will use more sophisticated techniques to determine interest rate sensitivity of securities of the Funds.

INVESTMENT GRADE SECURITIES. Each Fund intends to limit its investment purchases to investment grade securities. The Funds define investment grade securities as those securities which, in the Advisor's opinion, have the characteristics described by any of the nationally recognized statistical rating organizations ("NRSROs"), Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P"), in their four highest rating grades. For S&P, Fitch and D&P those ratings are AAA, AA, A and BBB. For Moody's those ratings are Aaa, Aa, A and Baa. For a description of each rating grade, see the Statement of Additional Information.

Each Fund invests exclusively in those securities rated investment grade by one or more of the NRSROs or, if not rated, are considered by the Advisor to have essentially the same characteristics and quality as securities having such ratings. There may also be instances where the Advisor purchases securities which are rated investment grade by one NRSRO and which are not rated or rated below investment grade by other NRSROs, and such securities would be eligible for purchase by the Funds. Issues rated within the fourth highest grade (those rated lower than A) are considered speculative in certain respects and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities. The final determination of quality and value will remain with the Advisor. Although the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon it own analysis of factors establishing creditworthiness. For as long as the Funds hold a fixed income issue, the Advisor monitors the issuer's credit standing. In the event a security's rating is reduced below a Fund's minimum requirements, the Fund will sell the security, subject to market conditions and the Advisor's assessment of the most opportune time for sale. Although lower rated securities will generally provide higher yields than higher rated securities of similar maturities, they are subject to a greater degree of market fluctuation.

U.S. GOVERNMENT SECURITIES. U.S. Government Securities include direct obligations of the U.S. Treasury, securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government, or any of the foregoing subject to repurchase agreements (See "Repurchase Agreements.") While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Funds or to either Fund's shares. See the Statement of Additional Information for a more detailed description.

MORTGAGE PASS-THROUGH CERTIFICATES. Obligations of the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") include direct pass-through certificates representing undivided ownership interests in pools of mortgages. Such certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the issuer. In the case of securities issued by GNMA, the payment of principal and interest would be backed by the full faith and credit of the U.S. Government. Mortgage pass-through certificates issued by FNMA or FHLMC would be guaranteed as to payment of principal and interest by the credit of the issuing U.S. Government agency. Securities issued by other non-governmental entities (such as commercial banks or mortgage bankers) may offer credit enhancement such as guarantees, insurance, or letters of credit. Mortgage pass-through certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates or increased property transfers and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. The issuer of a pass-through mortgage certificate does not guarantee premiums or market value of its issue.

COLLATERALIZED MORTGAGE OBLIGATIONS. The Funds intend to invest in collateralized mortgage obligations ("CMOs") which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs' collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Advisor will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the individual Fund.

OTHER MORTGAGE RELATED SECURITIES. In addition to the mortgage pass-through securities and the CMOs mentioned above, the Funds may also invest in other mortgage derivative products if the Advisor views them to be consistent with the overall policies and objectives of the Funds. Current offerings include "principal only" (PO) and "interest only" (IO) Stripped Mortgage Backed Securities ("SMBS"). POs and IOs are created when a mortgage pass-through certificate is separated into two securities - one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs' yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal of the IO rise, the IOs' price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayment rates could result in purchasers of IOs not recovering the full amount of their initial investment. The Funds will not invest more than 10% of their total assets in SMBS.

The Advisor expects that governmental, government related and private entities may create other mortgage related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage related securities are developed and offered to the investment community, the Advisor will, consistent with the particular Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage related securities.

ASSET BACKED SECURITIES. Other Asset Backed Securities have been offered to investors backed by loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, Asset Backed Securities represent undivided fractional interests in a fund whose assets consist of a pool of loans and security interests in the collateral securing the loans. Payments of principal and interest on Asset Backed Securities are passed through monthly to certificate holders. In some cases Asset Backed Securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on Asset Backed Securities. The Funds may invest in other Asset Backed Securities that may be developed in the future.

ZERO COUPON AND ORIGINAL ISSUE DISCOUNT ("OID") BONDS. Some securities may be offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of "Strips" through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury, Resolution Trust Corporation and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts which issue zero coupon receipts such as U.S. Treasury Receipts ("TRs") or Treasury Investment

Growth Receipts ("TIGRs"). Zero coupon and original issue discount bonds generate income under generally accepted accounting principles, but do not generate cash flow, resulting in the possibility that the Funds may be required to sell portfolio securities to make distributions as required under Subchapter M of the Internal Revenue Code.

CORPORATE BONDS. The Funds' investments in corporate debt securities will be based on credit analysis and value determination by the Advisor. The Advisor's selection of bonds or industries within the corporate bond sector is determined by, among other factors, historical yield relationships between bonds or industries, the current and anticipated credit of the borrower, and call features, as well as supply and demand factors.

VARIABLE AND FLOATING RATE SECURITIES. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

MONEY MARKET INSTRUMENTS. Money market instruments will typically represent a portion of each Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Funds. Money market instruments mature in thirteen months or less from the date of purchase and include U.S. Government Securities (defined above) and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category from any NRSRO or, if not so rated, issued by a corporation having an outstanding unsecured debt issue rated in the three highest categories of any NRSRO or, if not so rated, of equivalent quality in the Advisor's opinion. See the Statement of Additional Information for a further description of money market instruments.

INVESTMENT COMPANIES. The Bond Fund may invest in the securities of open-end and closed-end investment companies which are generally authorized to invest in securities eligible for purchase by the Fund. To the extent the Fund does so, Fund shareholders would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

In addition, shares of closed-end investment companies frequently trade at a discount from their net asset values. This characteristic of shares of a closed-end investment company is a risk separate and distinct from the risk that its net asset value will decrease.

The Bond Fund does not presently intend to invest more than 10% of its total assets in securities of other investment companies. In addition, the Fund will not invest more than 5% of its total assets in securities of any single investment company, nor will it purchase more than 3% of the outstanding voting securities of any investment company.

FACTORS TO CONSIDER. Neither Fund is intended to be a complete investment program and there can be no assurance that the Funds will achieve their investment objectives. The fixed income securities in which the Funds will invest are subject to fluctuation in value. Such fluctuations may be based on movements in interest rates or on changes in the creditworthiness of the issuers, which may result from adverse business and economic developments or proposed corporate transactions, such as a leveraged buy-out or recapitalization of the issuer. The value of the Funds' fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Consequently, should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Funds' fixed income securities would decrease in value, which would have a depressing influence on the Funds' net asset values. The Funds may borrow using their assets as collateral, but only under certain limited conditions. Borrowing, if done, would tend to exaggerate the effects of market fluctuations on a Fund's net asset value until repaid. (See "Borrowing.")

SECURITIES LENDING. Each Fund may lend up to 33% of its portfolio securities to broker-dealers or other institutional investors. Since there could be a delay in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk. Collateral will be maintained in excess of 100% of the value of the underlying securities, determined by marking to market daily those securities involved in the lending program. It is expected that the Funds will use the cash portions of loan collateral to invest in short-term income-producing securities. These practices may be amended from time to time as regulatory provisions permit. Securities lending for purposes of discussion in this Prospectus should not be confused with "Borrowing" below.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 15% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If while such borrowing is in effect, the value of the particular Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. A Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.


PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Advisor deems changes appropriate. While portfolio turnover is difficult to predict in an active fixed income portfolio, it is expected that annual portfolio turnover will vary between 100% and 500% with respect to each Fund. Market conditions may dictate, however, a higher rate of turnover in a particular year. The degree of portfolio turnover affects the brokerage costs of the Funds and may have an impact on the amount of taxable distributions to shareholders. The portfolio turnover of the Bond Fund and of the Short Term Fund for the fiscal year ended March 31, 1997 was 207% and 62%, respectively.


REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Funds acquire a security and simultaneously resell it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Funds effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is considered to be a loan collateralized by the securities subject to the repurchase agreement. Neither Fund will enter into a repurchase agreement which will cause more than 10% of its assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

INVESTMENT LIMITATIONS. For the purpose of limiting the Funds' exposure to risk, each Fund has adopted certain limitations which, together with its investment objective, are considered fundamental policies which may not be changed without shareholder approval. Each Fund will not: (1) issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of either Fund's total assets, and may pledge its assets to secure all such borrowings; (2) invest more than 10% of a Fund's assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available; (3) write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options; and
(4) invest more than 5% of its total assets in the securities of any one issuer. Other fundamental investment limitations are listed in the Statement of Additional Information.

                             HOW TO PURCHASE SHARES


There are NO FRONT-END OR CONTINGENT DEFERRED SALES COMMISSIONS CHARGED TO INVESTORS. Assistance in opening accounts may be obtained from the Administrator by calling 1-800-443-4249, or by writing to the Funds at the address shown below for regular mail orders. Assistance is also available through any broker-dealer authorized to sell shares of the Funds. Such broker-dealer may charge you a fee for its services. Payment for shares purchased may be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at a Fund's net asset value next determined after your order is received by the Funds in proper order as indicated herein. Shares of the Funds purchased prior to July 31, 1997 are Institutional Shares.


           The minimum initial investment in the Bond Fund is $500,000.

           The minimum initial investment in the Short Term Fund is $100,000.

The Funds may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to 4:00 p.m., Eastern time, will purchase shares at the net asset value next determined on that business day. If your order is not received by 4:00 p.m. Eastern time, your order will purchase shares at the net asset value determined on the next business day. (See "How Net Asset Value is Determined.")

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Investors should be aware that the Funds' account application contains provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

Should an order to purchase shares be cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the appropriate Fund, and mail it to:

                    THE JAMESTOWN BOND FUNDS
                    C/O SHAREHOLDER SERVICES
                    P.O. BOX 5354
                    CINCINNATI, OHIO  45201-5354

BANK WIRE ORDERS. Investments can be made directly by bank wire. To establish a new account or add to an existing account by wire, please call the Funds, at 1-800-443-4249, before wiring funds, to advise the Funds of the investment, the dollar amount and the account registration. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

           Star Bank, N.A.
           Cincinnati Trust
           ABA# 042000013
           For Williamsburg Investment Trust #485777056
           For either: The Jamestown Bond Fund or
                       The Jamestown Short Term Bond Fund
           (Shareholder name and account number)

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Funds as described under "Regular Mail Orders," above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire (minimum additional investment of $1,000) at any time by purchasing shares at the then current net asset value as aforementioned. Before making additional investments by bank wire, please call the Funds at 1-800-443-4249 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of either Fund to purchase Consultant Shares of the other Fund offering shares for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the net asset value next determined after acceptance of the exchange request in writing by the Administrator. The exchange of shares of one Fund for shares of the other Fund is treated, for federal income tax purposes, as a sale on which you may realize taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange offer upon 60 days' notice to shareholders.




STOCK CERTIFICATES. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

                              HOW TO REDEEM SHARES

Shares of the Funds may be redeemed on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the New York Stock Exchange (the "Exchange") is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Funds' portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to 4:00 p.m. Eastern time will redeem shares at the net asset value determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $100,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 60 days' written notice. If the shareholder brings his account value up to $100,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Funds, at 1-800-443-4249, or write to the address shown below.

REGULAR MAIL REDEMPTIONS. Your request should be addressed to The Jamestown Bond Funds, P.O. Box 5354, Cincinnati, Ohio 45201-
5354.  Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the Bond Fund or the Short Term Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
2)     any required signature guarantees (see "Signature
       Guarantees"); and
3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within three business days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days) may be reduced or avoided if the purchase is made by certified check, government check or wire transfer. In such cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares. The Funds may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Funds to dispose of securities owned by them, or to fairly determine the value of their assets, and (iii) for such other periods as the Commission may permit.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Funds may not be redeemed by wire on days in which your bank is not open for business.

Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Funds. (See "Signature Guarantees.")

There is currently no charge by the Administrator for wire redemptions. However, the Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

SIGNATURE GUARANTEES. To protect your account and the Funds from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, and
(2) requests to establish or change redemption services other than through your initial account application. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption, or change of registration.

                        HOW NET ASSET VALUE IS DETERMINED

The net asset value of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Net asset value per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available, otherwise, at the last quoted bid price. Securities traded on a national exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

                    MANAGEMENT OF THE FUNDS

The Funds are diversified series of the Williamsburg Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust in July 1988, which was formerly known as The Nottingham Investment Trust. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts. The Statement of Additional Information identifies the Trustees and officers of the Trust and the Funds and provides information about them.


INVESTMENT ADVISOR. Subject to the authority of the Board of Trustees, Lowe, Brockenbrough & Tattersall Strategic Advisors, Inc. (the "Advisor") provides the Funds with a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Funds execute portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Funds.

The Advisor is a Virginia corporation controlled by Fred T. Tattersall. Prior to February 28, 1997, the investment advisor to each Fund was Lowe, Brockenbrough & Tattersall, Inc. ("LB&T"), of which Mr. Tattersall and Austin Brockenbrough III were the controlling shareholders. On February 28, 1997, LB&T was reorganized by means of a corporate restructuring into two separate legal entities: LB&T, owned by Mr. Brockenbrough, and the Advisor, owned by Mr. Tattersall. The Advisor manages the fixed-income accounts (including the Funds) formerly managed by LB&T. In addition to acting as Advisor to the Funds, the Advisor provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor also serves as sub-advisor to The Jamestown Balanced Fund (another series of the Trust), the subject of a separate prospectus.

Both the Bond Fund and the Short Term Fund are managed on a day to day basis by a committee comprised of the Advisor's fixed income portfolio management professionals, with each portfolio professional responsible for designated specific sectors of the fixed income market. Prior to February 28, 1997, the Funds were managed by the same group of professionals, but such professionals were employed by LB&T.

Compensation of the Advisor is at the annual rate of 0.375% of each Fund's average daily net assets. For the fiscal year ended March 31, 1997, the Advisor and LB&T received $289,094 in investment advisory fees from the Bond Fund, which represented 0.375% of the Bond Fund's average daily net assets. For the fiscal year ended March 31, 1997, the Advisor and LB&T each waived its entire investment advisory fee from the Short Term Fund and reimbursed the Fund for $6,864 of other operating expenses.

The Advisor currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of Consultant Shares of the Short Term Fund to 0.65% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of Consultant Shares of the Short Term Fund may therefore exceed 0.65% of its average daily net assets.


The Advisor's address is 6620 West Broad Street, Suite 300, Richmond, Virginia 23230.


ADMINISTRATOR. The Funds have retained Countrywide Fund Services, Inc. (the "Administrator"), P.O. Box 5354, Cincinnati, Ohio 45201, to provide administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator is a wholly-owned indirect subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.


The Administrator supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. In addition, the Administrator calculates daily net asset value per share and maintains such books and records as are necessary to enable it to perform its duties.


Each Fund pays the Administrator a base fee for these services at the annual rate of 0.075% of the average value of its daily net assets up to $200 million and 0.05% of such assets in excess of

$200 million (subject to a minimum fee of $2,000 per month with respect to each Fund) plus a surcharge of $1,000 per month. The Administrator also charges the Funds for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.


CUSTODIAN. The Custodian of the Funds' assets is Star Bank, N.A. (the "Custodian"). The Custodian's mailing address is 425 Walnut Street, Cincinnati, Ohio 45202. The Advisor, Administrator or interested persons thereof may have banking relationships with the Custodian.

OTHER FUND COSTS. The Funds pay all expenses not assumed by the Advisor, including its fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees and officers who are not "affiliated persons" of the Advisor, fees of the Funds' Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds' shareholder servicing operations, fees and expenses of qualifying and registering the Funds' shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses that may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of such Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

BROKERAGE. The Funds have adopted brokerage policies which allow the Advisor to prefer brokers which provide research or other valuable services to the Advisor and/or the Funds. In all cases, the primary consideration for selection of broker-dealers through which to execute brokerage transactions will be to obtain the most favorable price and execution for the Funds. Research services obtained through the Funds' brokerage transactions may be used by the Advisor for its other clients; conversely, the Funds may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. The Statement of Additional Information contains more information about the management and brokerage practices of the Funds. It is anticipated that most securities transactions of the Funds will be handled on a principal, rather than agency, basis. Fixed income securities are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from buying at the bid price and selling at the higher asked price of the market, the difference being referred to as the spread.

                              PLAN OF DISTRIBUTION

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, Consultant Shares of the Fund have adopted a plan of distribution (the "Plan") under which such shares may directly incur or reimburse the Advisor for certain distribution-related expenses, including payments to securities dealers and others who are engaged in the sale of such shares and who may be advising investors regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Funds; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of such shares.

The annual limitation for payment of expenses pursuant to the Plan is .15% of the average daily net assets allocable to Consultant Shares. Unreimbursed expenditures will not be carried over from year to year. In the event the Plan is terminated by the Funds in accordance with its terms, the Funds will not be required to make any payments for expenses incurred by the Advisor after the date the Plan terminates.

Pursuant to the Plan, the Funds may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Funds or their shareholders. Banks may charge their customers fees for offering these services to the extent permitted by regulatory authorities, and the overall return to those shareholders availing themselves of bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.


              DIVIDENDS, DISTRIBUTIONS, TAXES AND OTHER INFORMATION

The Statement of Additional Information contains additional information about the federal income tax implications of an investment in the Funds in general and, particularly, with respect to dividends and distributions and other matters. Shareholders should be aware that dividends from the Funds which are derived in whole or in part from interest on U.S. Government Securities may not be taxable for state income tax purposes. Other state income tax implications are not covered, nor is this discussion exhaustive on the subject of federal income taxation. Consequently, investors should seek qualified tax advice.

Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code") and will distribute all of its net income and realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net income and realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Funds intend to declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trustees. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are neither citizens nor residents of the U.S.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for either Fund. Current practice of the Funds, subject to the discretion of the Board of Trustees, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Funds unless the shareholder requests in writing to receive dividends and/or capital gains distributions in cash. That request must be received by the Funds prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds.

TAX STATUS OF THE FUNDS. If a Fund is qualified as a "regulated investment company" under the Code, it will not be liable for federal income taxes on amounts paid as dividends and distributions. The Code contains a number of complex requirements which an investment company must meet in order to qualify. For a more detailed discussion of the tax status of the Funds, see "Additional Tax Information" in the Statement of Additional Information.


PRINCIPAL SHAREHOLDERS. Rockingham Health Care, Inc., 235 Cantrell Avenue, Harrisonburg, Virginia, owned of record 54.4% of the Short Term Fund's outstanding shares as of May 23, 1997 and may be deemed to control the Fund.


DESCRIPTION OF FUND SHARES AND OTHER MATTERS. The Declaration of Trust of the Williamsburg Investment Trust currently provides for the shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued, in addition to the Bond Fund and the Short Term Fund described in this
Prospectus: shares of the FBP Contrarian Balanced Fund and the FBP Contrarian Equity Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama; and shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Tattersall, Inc. The Trustees are permitted to create additional series at any time.

Shares are freely transferable, have no preemptive or conversion rights and, when issued, are fully paid and non-assessable. Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. Consultant Shares of the Funds shall vote separately on matters relating to the plan of distribution pursuant to Rule 12b-1 (see "Plan of Distribution"). The shares of the Funds have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

The Declaration of Trust provides that the Trustees may hold office indefinitely, except that: (1) any Trustee may resign or retire; and (2) any Trustee may be removed with or without cause at any time: (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act.

Any group of shareholders representing 10% or more of the shares then outstanding may call a meeting for the purpose of removing one or more of the Trustees. If shareholders desire to call a meeting to consider the removal of one or more Trustees, they will be assisted in communicating with other shareholders. See the Statement of Additional Information for more information. Shareholder inquiries may be made in writing, addressed to the Funds at the address shown on the cover.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See the Statement of Additional Information for further information about the Trust and its shares.


CALCULATION OF PERFORMANCE DATA. From time to time each Fund may advertise its total return. Each Fund may also advertise yield. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Total return and yield are computed separately for Consultant and Institutional Shares. The yield of Institutional Shares is expected to be higher than the yield of Consultant Shares due to the distribution fees imposed on Consultant Shares.


The "total return" of a Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment.

The calculation of total return assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. If a Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, the Funds may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may be quoted for the same or different periods as those for which standardized return is quoted. Nonstandardized Return may consist of a cumulative percentage rate of return, actual year-by-year rates or any combination thereof.

The "yield" of a Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. For the purpose of determining net investment income, the calculation includes among expenses of the Funds all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

                            THE JAMESTOWN BOND FUNDS


                               INVESTMENT ADVISOR
            Lowe, Brockenbrough & Tattersall Strategic Advisors, Inc.
                             6620 West Broad Street
                                    Suite 300
                            Richmond, Virginia 23230

                                  ADMINISTRATOR
                         Countrywide Fund Services, Inc.
                                312 Walnut Street
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354
                                 1-800-443-4249


                                    CUSTODIAN
                                 Star Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                              INDEPENDENT AUDITORS
                              Tait, Weller & Baker
                              Two Penn Center Plaza
                        Philadelphia, Pennsylvania 19102

                                  LEGAL COUNSEL
                            Sullivan & Worcester LLP
                             One Post Office Square
                           Boston, Massachusetts 02109


                                BOARD OF TRUSTEES
                            Austin Brockenbrough III
                                  John T. Bruce
                            Charles M. Caravati, Jr.
                               J. Finley Lee, Jr.
                                Richard Mitchell
                               Richard L. Morrill
                              Harris V. Morrissette
                               Fred T. Tattersall
                               Erwin H. Will, Jr.
                               Samuel B. Witt III


                                    OFFICERS
                          Fred T. Tattersall, President
                         Craig D. Truitt, Vice President

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Funds. This Prospectus does not constitute an offer by the Funds to sell shares in any State to any person to whom it is unlawful for the Funds to make such offer in such State.

                       STATEMENT OF ADDITIONAL INFORMATION


                            THE JAMESTOWN BOND FUNDS

                             The Jamestown Bond Fund
                       The Jamestown Short Term Bond Fund



                                  July 31, 1997



                                    Series of
                          WILLIAMSBURG INVESTMENT TRUST
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                            Telephone 1-800-443-4249


                                TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES.....................................2
DESCRIPTION OF BOND RATINGS............................................5
INVESTMENT LIMITATIONS.................................................8
TRUSTEES AND OFFICERS.................................................10
INVESTMENT ADVISOR....................................................14
ADMINISTRATOR.........................................................15
OTHER SERVICES........................................................16
BROKERAGE.............................................................16
SPECIAL SHAREHOLDER SERVICES..........................................17
PLAN OF DISTRIBUTION..................................................19
PURCHASE OF SHARES....................................................20
REDEMPTION OF SHARES..................................................21
NET ASSET VALUE DETERMINATION.........................................21
ALLOCATION OF TRUST EXPENSES..........................................21
ADDITIONAL TAX INFORMATION............................................22
CAPITAL SHARES AND VOTING.............................................23
CALCULATION OF PERFORMANCE DATA.......................................24
FINANCIAL STATEMENTS AND REPORTS......................................27



This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown Bond Funds (the "Funds") dated July 31, 1997. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

                       INVESTMENT OBJECTIVES AND POLICIES

All information contained herein applies to both The Jamestown Bond Fund (the "Bond Fund") and The Jamestown Short Term Bond Fund (the "Short Term Fund") unless otherwise noted.

The investment objectives and policies of the Funds are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Advisor will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository.

SECURITIES OF UNSEASONED COMPANIES. The securities of unseasoned companies (those in business less than three years, including predecessors and, in the case of bonds, guarantors) may have a limited trading market, which may adversely affect disposition. If other investors attempt to dispose of such holdings when the Funds desire to do so, the Funds could receive lower prices than might otherwise be obtained. Because of the increased risk over larger, better known companies, each Fund limits its investments in the securities of unseasoned issuers to no more than 5% of its total assets.

U.S. GOVERNMENT SECURITIES. Each Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The Funds do not intend to invest in "zero coupon" Treasury securities. The guarantee of the U.S. Government does not extend to the yield or value of the Funds' shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. The
U.S. Government does not guarantee premiums and market value of U.S. Government Securities.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Advisor's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Funds may purchase securities on a when-issued basis or for settlement at a future date if the Funds hold sufficient assets to meet the purchase price. In such purchase transactions the Funds will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Funds will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Funds would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Funds may sell such a security prior to the settlement date if the Advisor felt such action was appropriate. In such a case, the Funds could incur a short-term gain or loss.

RESTRICTED SECURITIES. Each Fund may purchase securities that are not registered ("restricted securities") under the 1933 Act, but can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act. However, a Fund will not invest more than 10% of its assets in illiquid investments, which includes securities that are not readily marketable and restricted securities, unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Trustees may adopt guidelines and delegate to the Advisor the daily function of determining and monitoring liquidity of restricted securities. It is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Each Fund currently intends to limit its investments in restricted securities to no more than 5% of its net assets.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed-income securities in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

      AAA: Bonds rated Aaa are judged to be of the best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      AA: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long term risks appear somewhat larger than in Aaa securities.

      A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

      BAA: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

      AAA:        This is the highest rating assigned by Standard & Poor's
to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

       A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

      AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

      A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

DESCRIPTION OF DUFF & PHELPS CREDIT RATING CO.'S BOND RATINGS:

      AAA: This is the highest rating credit quality. The risk factors are negligible, being only slightly more than for risk- free U.S. Treasury debt.

       AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

       A: Bonds rated A have average protection factors. However risk factors are more variable and greater in periods of economic stress.

     BBB: Bonds rated BBB have below average protection factors, but are considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

                             INVESTMENT LIMITATIONS

The Funds have adopted the following investment limitations, in addition to those described in the Prospectus, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Funds. A "majority" for this purpose, means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, each Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer (except that securities of the U.S. Government, its agencies or instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus under "Investment Objectives, Investment Policies and Risk Considerations";

(6) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(9) Participate on a joint or joint and several basis in any trading account in securities;

(10) Purchase real estate or interests in real estate, except that securities in which the Funds invest may themselves have investment in real estate or interests in real estate (the Funds do invest in securities composed of mortgages against real estate);

(11) Invest more than 10% in the aggregate in illiquid securities (potentially including repurchase agreements with a maturity of greater than 7 days, Interest Only or Principal Only securities, and mortgage backed strips which may not be readily marketable); or

(12) Write, purchase or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, or purchase, sell or write warrants.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 8, above), the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                                               TRUSTEES AND OFFICERS

Following are the Trustees and executive officers of the Williamsburg Investment Trust (the "Trust"), their present position with the Trust or Funds, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended March 31, 1997:

Name, Position,                                      Principal Occupation                      Compensation
AGE  AND ADDRESS                                     DURING PAST 5 YEARS                       FROM THE TRUST
------------------                                   --------------------                      --------------
Austin Brockenbrough III (age 60)                    President and Managing                            None
Trustee**                                            Director of Lowe, Brockenbrough
President                                            & Tattersall, Inc.,
The Jamestown International Equity Fund              Richmond, Virginia; Director of
The Jamestown Tax Exempt Virginia Fund               Tredegar Industries, Inc.
6620 West Broad Street                               (plastics manufacturer) and
Suite 300                                            Wilkinson O'Grady & Co. Inc.
Richmond, Virginia  23230                            (global asset manager); Trustee
                                                     of Univerity of Richmond

John T. Bruce (age 43)                               Principal of                                       None
Trustee and Chairman**                               Flippin, Bruce & Porter, Inc.,
Vice President                                       Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Charles M. Caravati, Jr.  (age 60)                   Physician                                        $8,000
Trustee**                                            Dermatology Associates of
5600 Grove Avenue                                    Virginia, P.C.;
Richmond, Virginia   23226                           Richmond, Virginia

J. Finley Lee (age 57)                               Julian Price Professor Emeritus of               $8,000
Trustee                                              Business Administration
614 Croom Court                                      University of North Carolina,
Chapel Hill, North Carolina  27514                   Chapel Hill, North Carolina;
                                                     Director of Montgomery Mutual
                                                     Insurance Co.

Richard Mitchell (age 48)                            Principal of                                       None
Trustee**                                            T. Leavell & Associates, Inc.,
President                                            Mobile, Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama  36602



                                                         - 10 -


Richard L. Morrill (age 58)                          President of                                      $8,000
Trustee                                              University of Richmond,
7000 River Road                                      Richmond, Virginia;
Richmond, Virginia  23229                            Director of Central Fidelity Banks, Inc.
                                                     and Tredegar Industries, Inc.

Harris V. Morrissette (age 37)                       President of                                      $7,000
Trustee                                              Marshall Biscuit Co. Inc.,
1500 S. Beltline Hwy.                                Mobile, Alabama;
Mobile, Alabama   36693                              President of Azalea Aviation, Inc.
                                                     (airplane fueling); Director of
                                                     Bank of Mobile

Fred T. Tattersall (age 48)                          Managing Director of                              None
Trustee**                                            Lowe, Brockenbrough & Tattersall
President                                            Strategic Advisors, Inc.,
The Jamestown Bond Fund                              Richmond, Virginia
The Jamestown Short Term Bond Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230

Erwin H. Will, Jr. (age 64)                          Chief Investment Officer of                       None
Trustee                                              Virginia Retirement System,
P.O. Box 2500                                        Richmond, Virginia
Richmond, Virginia 23218

Samuel B. Witt III (age 61)                          Senior Vice President and                         $6,500
Trustee                                              General Counsel of Stateside
2300 Clarendon Blvd.                                 Associates, Inc., Arlington,
Suite 407                                            Virginia; Director of The Swiss
Arlington, Virginia 22201                            Helvetic Fund, Inc. (closed-end
                                                     investment company)

Charles M. Caravati III (age 31)                     Assistant Portfolio Manager of
Vice President                                       Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown International Equity Fund              Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

John M. Flippin (age 55)                             Principal of
President                                            Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                         Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

                                                         - 11 -


Timothy S. Healey (age 44)                           Vice President of
Vice President                                       T. Leavell & Associates, Inc.,
The Alabama Tax Free Bond Fund                       Mobile, Alabama
150 Government Street
Mobile, Alabama 36602

R. Gregory Porter, III (age 56)                      Principal of
Vice President                                       Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                         Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Mark J. Seger (age 35)                               Vice President of Countrywide Fund Services,
Treasurer                                            Inc. and Countrywide Financial Services, Inc.;
312 Walnut Street, 21st Floor                        Treasurer, Countrywide Investment Trust,
Cincinnati, Ohio 45202                               Countrywide Tax-Free Trust and Countrywide
                                                     Strategic Trust
                                                     Cincinnati, Ohio

Henry C. Spalding, Jr. (age 59)                      Executive Vice President of
President                                            Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                          Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230

John F. Splain (age 40)                              Vice President, General Counsel and Secretary
Secretary                                            of Countrywide Fund Services, Inc.;  General
312 Walnut Street, 21st Floor                        Counsel and Secretary, Countrywide
Cincinnati, Ohio 45202                               Investments, Inc. and Countrywide Financial
                                                     Services, Inc.; Secretary, Countrywide Investment
                                                     Trust, Countrywide Tax-Free Trust and
                                                     Countrywide Strategic Trust
                                                     Cincinnati, Ohio

Ernest H. Stephenson, Jr. (age 52)                   Vice President of
Vice President                                       Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                          Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia   23230





                                                         - 12 -


Connie R. Taylor (age 46)                            Administrator of
Vice President                                       Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                          Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230

Craig D. Truitt (age 38)                             Senior Vice President of
Vice President                                       Lowe, Brockenbrough & Tattersall
The Jamestown Bond Fund                              Strategic Advisors, Inc.,
The Jamestown Short Term Bond Fund                   Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia  23230

Beth Ann Walk (age 38)                               Portfolio Manager of
Vice President                                       Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Tax Exempt Virginia Fund               Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230
-----------------------------
**Indicates that Trustee is an Interested Person for purposes of the 1940 Act.  Charles M.
  Caravati, Jr. is the father of Charles M. Caravati III.

Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Nominating Committee. Messrs. Caravati, Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of May 23, 1997, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) % of the then outstanding shares of the Bond Fund and % of the then outstanding shares of the Short Term Fund. On the same date, Rockingham Health Care, Inc., 235 Cantrell Avenue, Harrisonburg, Virginia 22801, owned of record 54.4% of the then outstanding shares of the Short Term Fund and may therefore be deemed to control the Short Term Fund. On the same date, Halifax Regional Hospital, 2204 Wilborn Avenue, South Boston, Virginia 24592, owned of record 13.3% of the then outstanding shares of the Bond Fund; Crestar Bank as Trustee for Hourly Employees Norshipco Pension Plans, P.O. Box 2642, Norfolk, Virginia 23501, owned of record 6.5% of the then outstanding shares of the Bond Fund; Crestar Bank as Trustee for Norfolk Dredging Company Profit Sharing Plan, P.O. Box 26246, Richmond, Virginia 23260, owned of record 5.9% of the then outstanding shares of the Bond Fund; Rockingham Health Care, Inc., 235 Cantrell Avenue, Harrisonburg, Virginia 22801, owned of record 12.6% of the then outstanding shares of the Bond Fund; Rockingham Memorial Hospital Retirement Plan, 235 Cantrell Avenue, Harrisonburg, Virginia 22801, owned of record 8.4% of the then outstanding shares of the Bond Fund; Calvert Memorial Hospital, 100 Hospital Road, Prince Frederick, Maryland 20678, owned of record 10.1% of the then outstanding shares of the Bond Fund; Virginia International Terminals, Inc. Pension Plan, P.O. Box 1387, Norfolk, Virginia 23501, owned of record 11.6% of the then outstanding shares of the Bond Fund; The Lincoln Lane Foundation, 112 Granby Street, Norfolk, Virginia 23510, owned of record 5.1% of the then outstanding shares of the Bond Fund; the Lowe, Brockenbrough & Tattersall Money Purchase Pension Plan, 6620 West Broad Street, Richmond, Virginia 23230, owned of record 10.6% of the then outstanding shares of the Short Term Fund; the McKay-Dee Foundation, 3939 Harrison Boulevard, Ogden, Utah 84403, owned of record 8.5% of the then outstanding shares of the Short Term Fund; and Centura Investment Management & Trust Services, P.O. Box 1220, Rocky Mount, North Carolina 27802, owned of record 10.7% of the then outstanding shares of the Short Term Fund.

                               INVESTMENT ADVISOR

Lowe, Brockenbrough & Tattersall, Strategic Advisors, Inc. (the "Advisor") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until February 28, 1999 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor is a Virginia corporation controlled by its sole shareholder, Fred T. Tattersall. Prior to February 28, 1997, the investment advisor to each Fund was Lowe, Brockenbrough &

Tattersall, Inc. ("LB&T"), of which Mr. Tattersall and Austin Brockenbrough III were the controlling shareholders. On February 28, 1997, LB&T was reorganized by means of a corporate restructuring into two separate legal entities: LB&T, owned by Mr. Brockenbrough, and the Advisor, owned by Mr. Tattersall. The Advisor manages the fixed-income accounts formerly managed by LB&T. In addition to acting as Advisor to the Funds, the Advisor provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

Compensation of the Advisor, with respect to each Fund, is at the annual rate of 0.375% of such Fund's average daily net assets. For the fiscal years ended March 31, 1997, 1996 and 1995, the Advisor and/or LB&T received investment advisory fees of $289,094, $305,247 and $242,915, respectively, from the Bond Fund. For the fiscal year ended March 31, 1997, the Advisor and LB&T each waived its entire investment advisory fee from the Short Term Fund and reimbursed the Fund for $6,864 of other operating expenses. For the fiscal years ended March 31, 1996 and 1995, LB&T received investment advisory fees of $3,786 (which was net of voluntary fee waivers of $43,635) and $3,372 (net of voluntary fee waivers of $49,560), respectively, from the Short Term Fund.


The Advisor provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Advisor determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Advisor places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders.

The Advisor must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions.

The Advisor also provides, at its own expense, certain Executive Officers to the Trust.



                                  ADMINISTRATOR

Countrywide Fund Services, Inc. (the "Administrator") maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these administrative services, each Fund pays the Administrator a base fee at the annual rate of 0.075% of the average value of its daily net assets up to $200,000,000 and 0.05% of such assets in excess of $200,000,000 (subject to a minimum fee of $2,000 per month for each Fund) plus a surcharge of $1,000 per month. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

For the fiscal years ended March 31, 1997, 1996 and 1995, the Administrator received fees of $57,859, $61,029 and $49,025, respectively, from the Bond Fund and $24,000, $24,000 and $23,301, respectively, from the Short Term Fund.

                                 OTHER SERVICES

The firm of Tait, Weller & Baker, Two Penn Center Plaza, Philadelphia, Pennsylvania 19102, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Funds' federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.

The Custodian of the Funds' assets is Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                                    BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Advisor (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions. The Trust has adopted a policy which prohibits the Advisor from effecting Fund portfolio transactions with broker-dealers which may be interested persons of either Fund, the Trust, any Trustee, officer or director of the Trust or its investment advisors or any interested person of such persons.

The Funds' portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. However, the Bond Fund typically transacts in shares of closed-end investment companies on an agency basis, and pays commissions in connection with these transactions.


For the fiscal years ended March 31, 1997, 1996 and 1995, the total amount of brokerage commissions paid by the Bond Fund was $25,248, $126,787 and $0, respectively. No brokerage commissions were paid by the Short Term Fund for the last three fiscal years.


While there is no formula, agreement or undertaking to do so, the Advisor may allocate a portion of either Fund's brokerage commissions to persons or firms providing the Advisor with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Advisor for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Advisor is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Advisor in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Advisor's perception of the broker's reliability, integrity and financial condition.


In an effort to reduce the total operating expenses of the Bond Fund, a portion of the Fund's custodian fees have been reimbursed through an arrangement with a third party broker-dealer who is compensated through security trades. Total custodian expenses reimbursed by the broker-dealer for the year ended March 31, 1997 were $22,926.

During the fiscal year ended March 31, 1997, the Bond Fund acquired bonds issued by Lehman Brothers Holdings (having a market value of $1,821,417 as of March 31, 1997) and Morgan Stanley Group (having a market value of $658,281 as of March 31, 1997), the parents of two of the Trust's "regular broker-dealers" as defined in the 1940 Act.


                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                              PLAN OF DISTRIBUTION

As described in the Prospectus, Consultant Shares of the Fund have adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits Consultant Shares to pay for expenses incurred in the distribution and promotion of the Funds' Consultant Shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Advisor. The Plan expressly limits payment of distribution expenses listed above in any fiscal year to a maximum of .15% of the average daily net assets of Consultant Shares of the Fund. Unreimbursed expenses will not be carried over from year to year.

Agreements implementing the Plan (the "Implementation Agreements"), including agreements with financial consultants and other intermediaries wherein such financial consultants and other intermediaries agree for a fee to act as agents for the sale of the Fund's Consultant Shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plan are made in accordance with written agreements.

The continuance of the Plan and the Implementation Agreements must be specifically approved at least annually by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan or any Implementation Agreement (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by a vote of the majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding Consultant Shares of the Fund. In the event the Plan is terminated in accordance with its terms, Consultant Shares will not be required to make any payments for expenses incurred by the Advisor after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding Consultant Shares on not more than 60 days' written notice to any other party to the Implementation Agreement.The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Independent Trustees.

In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Funds and the holders of their Consultant Shares. The Board of Trustees believes that the expenditure of assets of Consultant Shares for distribution expenses under the Plan should assist in the growth of such shares which will benefit the Funds and the holders of their Consultant Shares through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of Consultant Shares' assets for distribution will be realized. While the Plan is in effect, all amounts spent by Consultant Shares pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. The selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to 4:00 p.m., Eastern time will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $5,000 applies to Trustees, officers and employees of the Funds, the Advisor and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "Exchange") is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Funds.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of trading of the Exchange (currently 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                          ALLOCATION OF TRUST EXPENSES

Each Fund of the Trust pays all of its own expenses not assumed by the Advisor or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the

Trustees to be of overall benefit to the Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Funds. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.


                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income. Each Fund will also be required to derive less than 30% of its gross income from the sale or other disposition of securities held for less than 90 days.

While the above requirements are aimed at qualification of the Funds as regulated investment companies under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.


As of March 31, 1997, the Bond Fund and the Short Term Fund had capital loss carryforwards for federal income tax purposes of $1,440,604 and $508,929, respectively, which expire on March 31, 2004. These capital loss carryforwards may be utilized in future years to offset net realized gains prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "How to Purchase Shares" in the Prospectus.

Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of part of your investment.

                            CAPITAL SHARES AND VOTING

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.


Both Consultant Shares and Institutional Shares of a Fund represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (i) Consultant Shares bear the expenses of distribution fee; (ii) certain class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iii) each class has exclusive voting rights with respect to matters affecting only that class. The Board of Trustees may classify and reclassify shares of the Funds into additional classes of shares at a future date.


Prior to January 24, 1994 the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA


As indicated in the Prospectus, each Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Funds for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The average annual total return quotations for the Bond Fund for the one year period ended March 31, 1997, for the five year period ended March 31, 1997 and for the period since inception (December 13, 1990) to March 31, 1997 are 5.52%, 6.96% and 7.43%, respectively. The average annual total return quotations for the Short Term Fund for the one year period ended March 31, 1997, for the five year period ended March 31, 1997 and for the period since inception (January 21, 1992) to March 31, 1997 are 5.01%, 5.21% and 5.04%, respectively.

In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                           Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period


Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Bond Fund and the Short Term Fund for the 30 days ended March 31, 1997 were 6.59% and 5.58%, respectively.


The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Bond Fund may compare its performance to the Lehman Brothers Government/Corporate Index and the Lehman Brothers Aggregate Index, which are generally considered to be representative of the performance of taxable bonds, and the Short Term Fund may compare its performance to the Merrill Lynch 1-3 Year Treasury Index. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds based on monthly reinvestment of dividends over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                    FINANCIAL STATEMENTS AND REPORTS

The books of the Funds will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The Financial Statements of the Funds as of March 31, 1997, together with the report of the independent accountants thereon, are included on the following pages.

                             THE JAMESTOWN BOND FUND
                               No Load Mutual Fund

                                  ANNUAL REPORT
                                 March 31, 1997

Investment Adviser                              Administrator
LB&T STRATEGIC ADVISORS. INC.                   COUNTRYWIDE FUND SERVICES, INC.
6620 West Broad Street                          312 Walnut Street
Suite 300                                       P.O. Box 5354
Richmond, Virginia 23230                        Cincinnati, Ohio 45201-5354
1.804.288.0404                                  1.800.443.4249

                             THE JAMESTOWN BOND FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

                                 March 31, 1997


PERFORMANCE OF THE JAMESTOWN BOND FUND

FIRST QUARTER 1997
Chairman Greenspan was clearly in the spotlight this quarter - and with good reason! The economy started the year on a roll and gained momentum throughout the quarter, defying all expectations for a slowdown. With each monthly release of statistics came fresh revisions of economists' forecasts for GDP growth and renewed concerns about expectations for inflation. This did not go unnoticed by Mr. Greenspan, who, in uncharacteristically clear text, took every opportunity to warn the financial markets that a change in Federal Reserve policy was imminent. Despite the warning, markets, both here and abroad, reacted negatively to the 25 basis point increase that was announced as a result of the March 25th FOMC meeting and investors sent both bond and stock prices tumbling just as the quarter was ending. This was not an unusual event for bonds since yields had generally been rising each month since the year began, causing the total return of the Lehman Aggregate Index to be -0.56% and the return of the Govt/Corp Index to be -0.86% for the quarter. Falling prices were quite unusual for stocks, however, and the S&P 500 fell over 4% in March to end the quarter up only 2.7%.

Our interest rate disciplines kept us close to neutral during the quarter as yields remained range bound. We started the year in the mid-point of the 6.35% to 7.20% range and finished March toward the upper end of it, with little opportunity for significant outperformance. Sectors also provided little opportunity for outperformance as yield spreads versus Treasuries remained narrow all quarter. Your portfolio did benefit from owning closed end funds, however, as discounts narrowed and NAVs outperformed. Security selection, especially in mortgages and asset-backed securities, was also a contributing factor to outperformance.

FISCAL YEAR ENDED MARCH 31, 1997
The optimism that characterized the bond market at the beginning of the year quickly faded as reports of strong economic growth and a declining unemployment rate fueled concerns over rising inflation. As a result, bond prices fell and yields rose dramatically. While most of this move occurred between mid-February and mid-April, long Treasury yields, which began the year under 6%, peaked at over 7% in early July. Inflation concerns proved unwarranted, however, as growth moderated and wage gains remained subdued. A shrinking budget deficit and inflows from foreign investors seeking higher yields than what was available in their countries, also supported the U.S. bond market as yields fell about 60 basis points from their July peak by year-end. The domestic investment grade market thus posted rather anemic returns for the year as the Lehman Brothers Aggregate Index rose 3.6% and the Government/Corprate Index rose 2.9%. Investors willing to assume high levels of risk were rewarded as junk bonds returned over 13% and emerging markets debt surged almost 40%.

During most of 1996, our interest rate disciplines kept portfolio durations near neutral. Except for a brief time early in the year, there was little opportunity for us or for any manager to impact performance significantly from duration strategies. Corporates began the year with historically tight spreads and ended the year with historically tight spreads. We maintained a cautious approach all year, focusing on short maturities and a few special situations. We are pleased that, despite underweighting the sector, we are able to capture essentially all of the excess return in corporates with about one-half of the duration risk.

LOOKING AHEAD
We have been here before. In fact, we were experiencing similar rates just nine months ago, right before the market dropped between 50 and 75 basis points. What is different this time around is that economic growth is clearly stronger, the fears of impending inflation are clearly stronger, the dollar is stronger and the Federal Reserve has already raised interest rates. What is similar is that by most popular measures, inflation still has not appeared and pricing power is most likely as limited now as it was then. We believe that the most recent rate hike will be one of a few instead of one of many, and that there is an opportunity developing in which having a duration longer than the Index will result in outperformance. Our conviction in this belief is limited, however, until we see evidence that the economy is cooling off or inflation is dormant.

As for sectors, we are somewhat frustrated by what we perceive as a lack of opportunity in them right now, although we realize that this is only a temporary condition. With the backup in interest rates and weakness in the stock market, there has been some spread widening, or underperformance from corporates, especially long maturing, weak credits; but not nearly enough to peak our interest in them so late in this economic cycle. Mortgages appear to be only fair value, but we have concentrated our holdings in discount coupons with the added benefit of increased convexity. Within the asset-backed market, we have identified manufactured housing as an attractive area. Credit quality is high with these securities, and liquidity is increasing. They are also structured to provide prepayment and average life stability, and we anticipate outperformance from our overweighting in them. Closed end bond funds should continue to do well, although we are lowering our expectations as their discounts narrow.

Although the bond market has not performed particularly well so far this year, we do get excited about yields in excess of 7.00%. In our continual quest for situations in which we believe reward outweighs risk, we see more value building from maturity strategies than we do from sectors. We will look to our disciplines to indicate when to buy the market.


The Jamestown Bond Fund

Comparison of the Change in Value of a $10,000 Investment in The Jamestown Bond Fund, the Lehman Government/Corporate Index, the Lehman Aggregate Index and the Consumer Price Index

THE JAMESTOWN BOND FUND

LEHMAN BROTHERS GOVERNMENT                            THE JAMESTOWN BOND FUND:
 CORPORATE INDEX:

                         QTRLY                                                  QTRLY
     DATE               RETURN            BALANCE               DATE           RETURN            BALANCE
     12/31/90                             10,000           12/31/90                               10,000
     03/31/91            2.52%            10,252           03/31/91             1.63%             10,163
     06/30/91            1.78%            10,434           06/30/91             1.39%             10,305
     09/30/91            4.77%            10,932           09/30/91             5.02%             10,822
     12/31/91            5.33%            11,515           12/31/91             5.18%             11,382
     03/31/92           -1.50%            11,342           03/31/92            -1.49%             11,213
     06/30/92            4.06%            11,803           06/30/92             3.35%             11,588
     09/30/92            4.88%            12,379           09/30/92             3.83%             12,033
     12/31/92            0.07%            12,387           12/31/92             0.27%             12,065
     03/31/93            4.66%            12,965           03/31/93             3.81%             12,524
     06/30/93            3.01%            13,355           06/30/93             2.26%             12,807
     09/30/93            3.32%            13,798           09/30/93             2.22%             13,091
     12/31/93           -0.29%            13,758           12/31/93             0.25%             13,124
     03/31/94           -3.15%            13,325           03/31/94            -2.55%             12,789
     06/30/94           -1.24%            13,160           06/30/94            -1.04%             12,656
     09/30/94            0.50%            13,225           09/30/94             0.51%             12,719
     12/31/94            0.37%            13,274           12/31/94             0.26%             12,752
     03/31/95            4.98%            13,935           03/31/95             4.87%             13,372
     06/30/95            6.49%            14,840           06/30/95             5.87%             14,157
     09/30/95            1.91%            15,123           09/30/95             2.45%             14,505
     12/31/95            4.66%            15,828           12/31/95             4.49%             15,156
     03/31/96           -2.34%            15,458           03/31/96            -1.86%             14,874
     06/30/96            0.47%            15,530           06/30/96             0.82%             14,996
     09/30/96            1.76%            15,804           09/30/96             1.84%             15,272
     12/31/96            3.06%            16,287           12/31/96             3.29%             15,775
     03/31/97           -0.86%            16,147           03/31/97            -0.50%             15,696

LEHMAN BROTHERS AGGREGATE INDEX:                      CONSUMER PRICE INDEX:

                         QTRLY                                                  QTRLY
     DATE               RETURN            BALANCE               DATE           RETURN            BALANCE
     12/31/90                             10,000           12/31/90                               10,000
     03/31/91            2.81%            10,281           03/31/91             0.90%             10,090
     06/30/91            1.62%            10,448           06/30/91             0.40%             10,130
     09/30/91            5.68%            11,041           09/30/91             0.60%             10,191
     12/31/91            5.07%            11,601           12/31/91             0.90%             10,283
     03/31/92           -1.27%            11,453           03/31/92             0.70%             10,355
     06/30/92            4.04%            11,916           06/30/92             0.80%             10,438
     09/30/92            4.30%            12,429           09/30/92             0.70%             10,511
     12/31/92            0.26%            12,461           12/31/92             0.80%             10,595
     03/31/93            4.14%            12,977           03/31/93             0.90%             10,690
     06/30/93            2.66%            13,322           06/30/93             0.60%             10,754
     09/30/93            2.61%            13,670           09/30/93             0.40%             10,797
     12/31/93            0.05%            13,676           12/31/93             0.70%             10,873
     03/31/94           -2.87%            13,284           03/31/94             0.50%             10,927
     06/30/94           -1.03%            13,147           06/30/94             0.60%             10,993
     09/30/94            0.61%            13,227           09/30/94             0.90%             11,092
     12/31/94            0.38%            13,278           12/31/94             0.60%             11,158
     03/31/95            5.04%            13,947           03/31/95             0.80%             11,248
     06/30/95            6.09%            14,796           06/30/95             0.90%             11,349
     09/30/95            1.96%            15,086           09/30/95             0.40%             11,395
     12/31/95            4.26%            15,729           12/31/95             0.50%             11,452
     03/31/96           -1.77%            15,450           03/31/96             0.80%             11,544
     06/30/96            0.57%            15,538           06/30/96             1.10%             11,671
     09/30/96            1.85%            15,826           09/30/96             0.44%             11,723
     12/31/96            3.00%            16,301           12/31/96             0.82%             11,819
     03/31/97           -0.56%            16,209           03/31/97             0.69%             11,901



Past performance is not predictive of future performance.

The Jamestown Bond Fund Average Annual Total Returns

1 Year         5 Years        Since Inception*
5.52%          6.96%          7.43%

* Initial offering of shares was December 13, 1990.



THE JAMESTOWN BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 1997



ASSETS
   Investments in securities:
              At acquisition cost                                 $    73,579,798
                                                                  ===============
              At value (Note 1)                                   $    73,069,249
   Investments in repurchase agreements (Note 1)                        4,033,000
   Cash                                                                        77
   Receivable for securities sold                                       1,587,168
   Interest receivable                                                    743,228
   Dividends receivable                                                     2,683
   Other assets                                                             2,411
                                                                  ---------------
              TOTAL ASSETS                                             79,437,816
                                                                  ---------------

LIABILITIES
   Payable for securities purchased                                     2,868,614
   Dividends payable                                                       32,135
   Accrued advisory fees (Note 3)                                          24,528
   Accrued administration fees (Note 3)                                     4,800
   Other accrued expenses                                                   8,245
                                                                  ---------------
              TOTAL LIABILITIES                                         2,938,322
                                                                  ---------------

NET ASSETS                                                        $    76,499,494
                                                                  ===============

Net assets consist of:
Paid in capital                                                   $    78,515,550
Accumulated net realized losses from security transactions             (1,528,983)
Undistributed net investment income                                        23,476
Net unrealized depreciation on investments                               (510,549)
                                                                  ---------------
   Net assets                                                     $    76,499,494
                                                                  ===============

Shares of beneficial interest outstanding
   (unlimited number of shares
   authorized, no par value)                                            7,454,249
                                                                  ===============

Net asset value, offering price and redemption
   price per share (Note 1)                                       $         10.26
                                                                  ===============


See accompanying notes to the financial statements.

THE JAMESTOWN BOND FUND

STATEMENT OF OPERATIONS

Year Ended March 31, 1997



INVESTMENT INCOME
         Interest
                                                                  $     4,858,959
         Dividends                                                        533,969
                                                                  ---------------
                  TOTAL INVESTMENT INCOME                               5,392,928
                                                                  ---------------

EXPENSES
         Investment advisory fees (Note 3)                                289,094
         Administration fees (Note 3)                                      57,859
         Custodian fees                                                    19,740
         Professional fees                                                 14,287
         Pricing costs                                                      7,667
         Insurance expense                                                  5,485
         Trustees' fees and expenses                                        5,002
         Registration fees                                                  2,704
         Other expenses                                                     8,065
                                                                  ---------------
                  TOTAL EXPENSES                                          409,903
         Expenses reimbursed through a directed brokerage
                  arrangement (Note 4)                                    (22,926)
                                                                  ---------------
                  NET EXPENSES                                            386,977
                                                                  ---------------

NET INVESTMENT INCOME                                                   5,005,951
                                                                  ---------------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
          Net realized losses from security transactions                 (391,414)

          Net change in unrealized appreciation/depreciation of
         investments                                                     (405,910)
                                                                  ---------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                        (797,324)
                                                                  ---------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                        $     4,208,627
                                                                  ===============

See accompanying notes to the financial statements.


THE JAMESTOWN BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

Years Ended March 31, 1997 and 1997

                                                                                          Year                         Year
                                                                                         Ended                        Ended
                                                                                      March 31,                    March 31,
                                                                                          1997                         1996
                                                                          --------------------          -------------------
FROM OPERATIONS:
             Net investment income                                         $        5,005,951            $        5,309,480
             Net realized gains (losses) from security transactions                  (391,414)                    3,596,533
             Net change in unrealized appreciation/depreciation
                           on investments                                            (405,910)                     (949,624)
                                                                           ------------------            ------------------
Net increase in net assets from operations                                          4,208,627                     7,956,389
                                                                           ------------------            ------------------

DISTRIBUTIONS TO SHAREHOLDERS:
             From net investment income                                            (5,104,234)                   (5,212,243)
                                                                           ------------------            ------------------

FROM CAPITAL SHARE TRANSACTIONS (a):
             Proceeds from shares sold                                              9,262,915                    16,330,832
             Net asset value of shares issued in reinvestment
                           of distributions to shareholders                         4,238,186                     4,066,804
             Payments for shares redeemed                                         (10,880,119)                  (20,396,366)
Net increase in net assets from capital share transactions                          2,620,982                         1,270

TOTAL INCREASE IN NET ASSETS                                                        1,725,375                     2,745,416

NET ASSETS:
             Beginning of year                                                     74,774,119                    72,028,703
                                                                           ------------------            ------------------
             End of year - (including undistributed net investment
                           income of $23,476 and $121,759, respectively)   $       76,499,494            $       74,774,119
                                                                           ------------------            ------------------

 (a)         Number of shares:

             Sold                                                                     892,247                     1,534,918
             Reinvested                                                               409,635                       386,962
             Redeemed                                                              (1,043,163)                   (1,951,756)
                                                                           ------------------            ------------------
             Net increase (decrease) in shares outstanding                            258,719                       (29,876)
             Shares outstanding, beginning of year                                  7,195,530                     7,225,406
                                                                           ------------------            ------------------
             Shares outstanding, end of year                                        7,454,249                     7,195,530
                                                                           ==================            ==================


See accompanying notes to the financial statements.

THE JAMESTOWN BOND FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

                                                                                           Years Ended March 31,
                                                                          --------------------------------------------------------
                                                                              1997        1996        1995        1994        1993
                                                                          --------     -------    --------    --------    --------
Net asset value at beginning of year                                        $10.39       $9.97      $10.15      $10.82      $10.42
                                                                          --------     -------    --------    --------    --------

Income from investment operations:
       Net investment income                                                  0.68        0.70        0.62        0.55        0.64
       Net realized and unrealized gains (losses) on investments             (0.12)       0.41       (0.18)      (0.30)       0.55
                                                                          --------     -------    --------    --------    --------
Total from investment operations                                              0.56        1.11        0.44        0.25        1.19
                                                                          --------     -------    --------    --------    --------

Less distributions:
       Dividends from net investment income                                  (0.69)      (0.69)      (0.62)      (0.55)      (0.64)
       Distributions from net realized gains                                    --          --          --       (0.19)      (0.15)
       Distributions in excess of net realized gains                            --          --          --       (0.18)         --
                                                                          --------     -------    --------    --------    --------
Total distributions                                                          (0.69)      (0.69)      (0.62)      (0.92)      (0.79)

Net asset value at end of year                                              $10.26      $10.39       $9.97      $10.15      $10.82
                                                                          ========     =======    ========    ========    ========

Total return                                                                  5.52%      11.23%       4.56%       2.12%      11.69%
                                                                          ========     =======    ========    ========    ========

Net assets at end of year (000's)                                          $76,499     $74,774     $72,029     $64,029     $55,718
                                                                          ========     =======    ========    ========    ========

Ratio of expenses to average net assets (a)                                   0.53%       0.56%       0.53%       0.60%       0.59%

Ratio of net investment income to average net assets                          6.48%       6.54%       6.28%       5.03%       6.09%

Portfolio turnover rate                                                        207%        268%        381%        381%        454%


   (a) For the years ended March 31, 1997 and 1996, the ratio of expenses to average net assets was determined based on gross expenses prior to expense reimbursements through a directed brokerage arrangement. For periods prior to March 31, 1996, the ratio was determined based on net expenses after expense reimbursements through the directed brokerage arrangement. Absent such expense reimbursements, the ratio of expenses to average net assets would have been 0.57% for the year ended March 31, 1995 (Note 4).


See accompanying notes to the financial statements.


    THE JAMESTOWN BOND FUND

    PORTFOLIO OF INVESTMENTS

    March 31, 1997

      Par Value                                                                                 Value
                     U.S. TREASURY AND AGENCY OBLIGATIONS - 26.0%
                      U.S. Treasury Bonds - 11.7%
  $    7,875,000           8.50%, due 02/15/2020                                       $           8,975,059
                                                                                       ---------------------

                      U.S. Treasury Notes - 14.3%
       6,195,000           7.75%, due 11/30/1999                                                   6,368,274
         165,000           6.50%, due 05/31/2001                                                     163,505
       4,175,000           5.75%, due 08/15/2003                                                   3,940,824
         475,000           3.375%, due 01/15/2007                                                    466,982
                                                                                       ---------------------
                                                                                                  10,939,585
                                                                                       ---------------------

                      Total U.S. Treasury and Agency Obligations
                           (Cost $19,766,671)                                          $          19,914,644
                                                                                       ---------------------

                      MORTGAGE-BACKED SECURITIES - 36.4%
                      Federal Home Loan Mortgage Corporation - 7.9%
  $      825,000           Pool #1655-HB, 6.50%, due 10/15/2008                        $             789,162
       1,187,179           Pool #T-3-B1, 6.375, due 12/25/2010                                     1,143,403
         950,000           Pool #1610-PE, 6.00%, due 04/15/2017                                      931,000
         700,000           Pool #1699-TB, 6.00%, due 07/15/2022                                      614,026
          80,744           Pool #D69139, 6.50%, due 03/01/2026                                        75,344
       2,702,701           Pool #D70628, 6.50%, due 04/01/2026                                     2,521,945
                                                                                       ---------------------
                                                                                                   6,074,880
                                                                                       ---------------------

                      Federal National Mortgage Association - 12.1%
       2,125,000           Series #93-55-E, 6.20%, due 04/25/2005                                  2,097,099
         495,177           Series #92-61-ZB, 7.50%, due 05/25/2007                                   481,248
         804,252           Pool #267412, 5.50%, due 01/01/2009                                       743,990
       1,128,905           Pool #368365, 5.50%, due 05/01/2009                                     1,043,876
         600,000           Series #93-29-PE, 6.00%, due 11/25/2019                                   589,500
         750,000           Series #90-63-H, 9.50%, due 06/25/2020                                    800,857
         689,115           Series #G92-44-Z, 8.00%, due 07/25/2022                                   678,779
         885,000           Series #G93-13-H, 6.00%, due 09/25/2022                                   777,411
         650,000           Series #94-18-B, 6.75%, due 10/25/2022                                    599,417
         761,178           Pool #67694, 6.085%, adjustable rate, due 10/01/2028                      750,240
         695,672           Pool #339016, 6.086%, adjustable rate, due 11/01/2035                     685,676
                                                                                        --------------------
                                                                                                   9,248,093
                                                                                        --------------------

                      Government National Mortgage Association - 10.4%
       1,249,068           Pool #780215, 8.50%, due 10/15/2017                                     1,303,865
         476,755           Pool #327273, 7.50%, due 08/15/2022                                       470,486
         410,996           Pool #325612, 7.50%, due 10/15/2022                                       405,592
         444,154           Pool #333658, 7.50%, due 01/15/2023                                       437,892
         963,569           Pool #342526, 7.50%, due 02/15/2023                                       949,982
       1,128,021           Pool #349314, 7.50%, due 02/15/2023                                     1,112,116
         853,797           Pool #352143, 7.50%, due 07/15/2023                                       841,758
         872,823           Pool #372822, 7.50%, due 11/15/2023                                       860,516
       1,088,626           Pool #359451, 7.50%, due 12/15/2023                                     1,073,276
         469,553           Pool #354831, 7.50%, due 06/15/2024                                       462,492
                                                                                         -------------------
                                                                                                   7,917,975
                                                                                         -------------------


      Par Value                                                                                 Value

                      Other Mortgage-Backed Securities - 6.0%
                           Chase Commercial Mortgage Securities Corporation #96-1-A1,
  $      845,359                  7.60%, due 12/18/2005                                $             857,511
                           FDIC REMIC Trust #96-C1-1A,
         477,457                  6.75%, due 05/25/2026                                              469,998
                           Lehman Brothers Mortgage Trust #91-2-A1,
         753,547                  8.00%, due 03/20/1999                                              763,909
                           Morgan Stanley Capital #97-C1-A1B,
         890,000                  7.46%, due 02/15/2020                                              895,841
                           Multi-Family Capital Access One, Inc. #1-A,
         880,348                  6.65%, due 01/15/2024                                              822,025
                           Resolution Funding Mortgage Security I #94-S12-A2,
         800,000                  6.50%, due 04/25/2009                                              785,744
                                                                                        --------------------
                                                                                                   4,595,028
                                                                                        --------------------

                      Total Mortgage-Backed Securities (Cost $28,328,624)              $          27,835,976
                                                                                       ---------------------

                      ASSET-BACKED SECURITIES - 8.0%
                      BankAmerica Manufactured Housing Contract  #96-1-A6,
  $      650,000           8.00%, due 10/10/2026                                       $             651,300
                      CIT RV Trust #95-B-A1,
         346,391           6.50%, due 04/15/2011                                                     344,971
                      CIT RV Trust #96-A-A1,
         858,697           5.40%, due 12/15/2011                                                     842,726
                      Contimortgage Home Equity Loan Trust #95-4-A3,
       1,061,942           6.20%, due 10/15/2010                                                   1,060,774
                      Fleetwood Credit Corporation Grantor Trust #94-A-A,
         620,491           4.70%, due 07/15/2009                                                     597,607
                      Fleetwood Credit Corporation Grantor Trust #96-A-A,
         626,185           6.75%, due 10/15/2011                                                     623,931
                      Green Tree Financial Corporation, #96-8-A7,
       1,275,000           8.05%, due 10/15/2027                                                   1,295,719
                      Green Tree Financial Corporation, #97-2-A7,
         700,000           7.62%, due 04/15/2028                                                     687,820
                                                                                       ---------------------

                      Total Asset-Backed Securities (Cost $6,188,209)                  $           6,104,848
                                                                                       ---------------------

                      CORPORATE BONDS - 16.6%
                      Allmerica Financial Corporation,
  $      375,000           7.625%, due 10/15/2025                                      $             355,087
                      Associates Corporation,
         700,000           5.75%, due 10/15/2003                                                     644,539
                      Baltimore Gas & Electric Corporation,
       1,000,000           8.90%, due 07/01/1998                                                   1,027,580
                      Beneficial Corporation Medium Term Notes,
         900,000           8.27%, due 11/30/1998                                                     923,139
                      Ford Motor Credit Medium Term Note,
         950,000           7.45%, due 04/13/2000                                                     963,281


      Par Value                                                                                 Value

                      CORPORATE BONDS - Continued
                      General Motors Acceptance Corporation Medium Term Notes,
  $    1,725,000           6.65%, due 05/24/2000                                       $           1,709,510
                      International Lease Finance Medium Term Notes,
       1,315,000           6.42%, due 09/11/2000                                                   1,291,396
                      Lehman Brothers Holdings,
       1,850,000           6.40%, due 12/27/1999                                                   1,821,417
                      May Department Stores Company,
         950,000           7.45%, due 09/15/2011                                                     930,145
                      Mellon Financial Company,
         915,000           7.625%, due 11/15/1999                                                    930,454
                      Morgan Stanley Group,
         690,000           6.875%, due 03/01/2007                                                    658,281
                      Nationwide Financial Services,
         725,000           8.00%, due 03/01/2027                                                     703,127
                      Sears Roebuck & Company,
         750,000           6.86%, due 07/03/2001                                                     743,250
                                                                                       ---------------------

                      Total Corporate Bonds (Cost $12,812,630)                         $          12,701,206
                                                                                       ---------------------
       Shares
                      CLOSED-END MUTUAL FUNDS - 8.5%
          13,400      Blackrock 1999 Term Trust, Inc.                                  $             118,925
         162,200      Blackrock 2001 Term Trust, Inc.                                              1,297,600
           1,500      Blackrock Broad Investment Grade 2009 Term Trust, Inc.                          16,875
          53,900      Blackrock Investment Quality Term Trust, Inc.                                  417,725
         100,300      Blackrock Strategic Term Trust, Inc.                                           789,862
          12,000      Dean Witter Government Inc. Trust                                               97,500
           7,400      Excelsior Income Shares, Inc.                                                  115,625
          16,800      Hyperion 1997 Term Trust, Inc.                                                 119,700
         137,200      Hyperion 1999 Term Trust, Inc.                                                 874,650
         164,200      Hyperion 2002 Term Trust, Inc.                                               1,190,450
          51,300      Hyperion 2005 Investment Grade Opportunity Term Trust, Inc.                    378,338
          36,400      Income Opportunities Fund, Inc. - 1999                                         327,600
           9,900      Kemper Intermediate Government Trust                                            71,775
           3,600      Liberty Term Trust, Inc. - 1999                                                 28,350
          28,900      MFS Government Markets Income Trust                                            187,850
          16,000      MFS Intermediate Income Trust                                                  110,000
          51,000      Putnam Intermediate Government Trust                                           369,750
                                                                                       ---------------------

                      Total Closed-End Funds (Cost $6,483,664)                         $           6,512,575
                                                                                       ---------------------

                      Total Investments at Value (Cost $73,579,798) - 95.5%            $          73,069,249
                                                                                       ---------------------

        Face
       Amount                                                                                   Value

                      REPURCHASE AGREEMENTS (a) - 5.3%
                      Star Bank, N.A., 5.25%, dated 03/31/1997, due 04/01/1997
  $    4,033,000           repurchase proceeds $4,033,588 (Cost $4,033,000)            $           4,033,000
                                                                                       ---------------------

                      Total Investments and Repurchase Agreements
                           at Value - 100.8%                                           $          77,102,249

                      Liabilities in Excess of Other Assets - (.8)%                                 (602,755)
                                                                                       ---------------------

                      Net Assets - 100.0%                                              $          76,499,494
                                                                                       ---------------------



(a) Joint repurchase agreement is fully collateralized by $20,650,000 GNMA II, Pool #8373, 6.50%, due 02/20/2 The aggregate market value of the collateral at March 31, 1997 was $20,897,370. The Fund's pro-rata inte in the collateral at March 31, 1997 was $4,378,590.


    See accompanying notes to the financial statements.



                             THE JAMESTOWN BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


1.  SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Bond Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on December 13, 1990.

The Fund's investment objective is to maximize total return, consisting of current income and capital appreciation (both realized and unrealized), consistent with the preservation of capital through active management of investment grade fixed income securities.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities of the Fund will ordinarily be traded on the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair market value using methods consistent with those determined by the Board of Trustees.

Repurchase agreements -- The Fund generally enters into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

                             THE JAMESTOWN BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


Securities traded on a "to-be-announced" basis -- The Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting priciples requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of $73,668,177 as of March 31, 1997:

      Gross unrealized appreciation.............   $   473,437
      Gross unrealized depreciation..............   (1,072,365)
                                                   -----------
      Net unrealized depreciation...............   $  (598,928)
                                                   ===========

As of March 31, 1997, the Fund had capital loss carryforwards for federal income tax purposes of $1,440,604 which expire on March 31, 2004. These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.  INVESTMENT TRANSACTIONS

During the year ended March 31, 1997, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $151,729,558 and $152,600,144, respectively.

                             THE JAMESTOWN BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by LB&T Strategic Advisors, Inc. (the Advisor), formerly Lowe, Brockenbrough & Tattersall, Inc., under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly at an annual rate of .375% of its average daily net assets. Certain trustees and officers of the Trust are also officers of the Advisor.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement with the Trust, Countrywide Fund Services, Inc., (CFS), formerly MGF Service Corp., provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, CFS receives a monthly fee from the Fund at an annual rate of .075% of its average daily net assets up to $200 million and .05% of such net assets in excess of $200 million, subject to a $2,000 minimum monthly fee. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and cost of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of CFS.

4.  DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of the Fund, a portion of the Fund's custodian fees have been paid through an arrangement with a third-party broker-dealer who is compensated through security trades. Expenses reimbursed through the directed brokerage arrangement totaled $22,926 for the year ended March 31, 1997.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

         We have audited the accompanying statement of assets and liabilities of The Jamestown Bond Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Jamestown Bond Fund as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



                                                    Tait, Weller & Baker

Philadelphia, Pennsylvania
April 25, 1997

                       THE JAMESTOWN SHORT TERM BOND FUND
                              No Load Mutual Fund

                                 ANNUAL REPORT
                                 March 31, 1997

Investment Adviser                              Administrator
LB&T STRATEGIC ADVISORS, INC.                   COUNTRYWIDE FUND SERVICES, INC.
6620 West Broad Street                          312 Walnut Street
Suite 300                                       P.O. Box 5354
Richmond, Virginia 23230                        Cincinnati, Ohio 45201-5354
1.804.288.0404                                  1.800.443.4249

                      THE JAMESTOWN SHORT TERM BOND FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

                                 March 31, 1997


PERFORMANCE OF THE JAMESTOWN SHORT TERM BOND FUND

FIRST QUARTER 1997
Chairman Greenspan was clearly in the spotlight this quarter - and with good reasoning! The economy started the year on a roll and gained momentum throughout the quarter, defying all expectations for a slowdown. With each monthly release or statistics came fresh revisions of economists' forecasts for GDP growth and renewed concerns about expectations for inflation. This did not go unnoticed by Mr. Greenspan, who, in uncharacteristically clear text, took every opportunity to warn the financial markets that a change in Federal Reserve policy was imminent. Despite the warning, markets, both here and abroad, reacted negatively to the 25 basis point increase that was announced as a result of the March 25th FOMC meeting and investors sent both bond and stock prices tumbling just as the quarter was ending. This was not an unusual event for bonds since yields had generally been rising each month since the year began, causing the total return of Treasury Bills to have the highest return along the yield curve at 1.30%. Falling prices were quite unusual for stocks, however, and the S&P 500 fell over 4% in March to end the quarter up only 2.7%.

Our interest rates disciplines kept us slightly longer with a 0.75 year average maturity during the quarter as yields remained range bound. We started the year in the mid-point of the 4.90% to 5.40% range and finished March toward the upper end of it, with little opportunity for significant outperformance. Sectors also provided little opportunity for outperformance as yield spreads versus Treasuries remained narrow all quarter.


FISCAL YEAR ENDED MARCH 31, 1997
The optimism that characterized the bond market at the beginning of the year quickly faded as reports of strong economic growth and a declining unemployment rate fueled concerns over rising inflation. As a result, bond prices fell and yields rose. Treasury Bills started the year yielding 5.06%, peaked in early September at 5.35% before closing 1996 at 5.17%. Yields of longer maturities were even more volatile. Inflation concerns proved unwarranted, however, as growth moderated and wage gains remained subdued. A shrinking budget deficit and inflows from foreign investors seeking higher yields than what was available in their countries, also supported the U.S. bond market as yields fell about 60 basis points from their July peak by the end of 1996. Anchored by a stable Federal Funds rate, Treasury Bill yields traded in a narrow range of 4.9% to 5.4% throughout 1996 and provided a total return of 5.35%.

During most of 1996, our interest rate disciplines kept portfolio durations near neutral. Except for a brief time early in the year, there was little opportunity for us or for any manager to impact performance significantly from duration strategies. This is especially true for portfolios benchmarked to a short term index. Corporates began the year with historically tight spreads and ended the year with historically tight spreads. The advantage from owning corporates this year, therefore, was attributable to their extra yield.

LOOKING AHEAD
We have been here before. In fact, we were experiencing similar rates just nine months ago, right before the market dropped between 50 and 75 basis points. What is different this time around is that economic growth is clearly stronger, the fears of impending inflation are clearly stronger, the dollar is stronger and the Federal Reserve has already raised interest rates. What is similar is that by most popular measures, inflation still has not appeared and pricing power is most likely as limited now as it was then. We believe that the most recent rate hike will be one of a few instead of one of many, and that there is an opportunity developing in which having a duration longer than the Index will result in outperformance. Our conviction in this belief is limited, however, until we see evidence that the economy is cooling off or inflation is dormant.

As for sectors, we are somewhat frustrated by what we perceive as a lack of opportunity in them right now, although we realize that this is only a temporary condition. With the backup in interest rates and weakness in the stock market, there has been some spread widening, or underperformance from Corporates, especially long maturing, weak credits; but not nearly enough to peak our interest in them so late in this economic cycle. Mortgages appear to be only fair value, but we have concentrated our holdings in discount coupons with the added benefit of increased convexity. Closed end bond funds should continue to do well, although we are lowering our expectations as their discounts narrow.

Although the bond market has not performed particularly well so far this year, we do get excited abut real short term yields in excess of 3.00%. In our continual quest for situations in which we believe reward outweighs risk, we see more value building from maturity strategies than we do from sectors. We will look to our disciplines to indicate when to buy the market.

The Jamestown Short Term Bond Fund

Comparison of the Change in Value of a $10,000 Investment in The Jamestown Short Term Bond Fund, the Merrill Lynch 1-3 Year Treasury Index, the 90-Day Treasury Bill Index and the Consumer Price Index


THE JAMESTOWN SHORT TERM BOND FUND

         MERRILL LYNCH 1-3 YEAR TREASURY INDEX:                             THE JAMESTOWN SHORT TERM
                                                                                    BOND FUND:

                             QTRLY                                                       QTRLY
      DATE                   RETURN           BALANCE              DATE                  RETURN                 BALANCE
      01/31/92                                10,000               01/31/92                                     10,000
      03/31/92               0.31%            10,031               03/31/92              0.25%                  10,025
      06/30/92               2.88%            10,319               06/30/92              2.03%                  10,229
      09/30/92               2.98%            10,627               09/30/92              2.14%                  10,448
      12/31/92               0.18%            10,646               12/31/92              0.15%                  10,463
      03/31/93               2.21%            10,882               03/31/93              1.95%                  10,667
      06/30/93               1.08%            10,999               06/30/93              1.27%                  10,803
      09/30/93               1.44%            11,157               09/30/93              1.34%                  10,947
      12/31/93               0.59%            11,222               12/31/93              0.61%                  11,015
      03/31/94              -0.50%            11,166               03/31/94             -0.48%                  10,962
      06/30/94               0.08%            11,176               06/30/94              0.23%                  10,987
      09/30/94               0.99%            11,286               09/30/94              0.93%                  11,090
      12/31/94               0.00%            11,286               12/31/94             -0.05%                  11,084
      03/31/95               3.36%            11,665               03/31/95              3.38%                  11,458
      06/30/95               3.21%            12,039               06/30/95              3.01%                  11,803
      09/30/95               1.50%            12,220               09/30/95              1.33%                  11,960
      12/31/95               2.52%            12,528               12/31/95              2.62%                  12,273
      03/31/96               0.33%            12,570               03/31/96              0.25%                  12,304
      06/30/96               1.01%            12,696               06/30/96              0.77%                  12,399
      09/30/96               1.65%            12,906               09/30/96              1.56%                  12,592
      12/31/96               1.90%            13,151               12/31/96              1.56%                  12,788
      03/31/97               0.66%            13,239               03/31/97              1.04%                12920.45

               CONSUMER PRICE INDEX:                                         90-DAY TREASURY BILL INDEX:

                             QTRLY                                                      QTRLY
      DATE                   RETURN           BALANCE              DATE                 RETURN                  BALANCE
      01/31/92                                10,000               01/31/92                                     10,000
      03/31/92               0.40%            10,040               03/31/92              0.64%                  10,064
      06/30/92               0.80%            10,120               06/30/92              1.10%                  10,174
      09/30/92               0.70%            10,191               09/30/92              1.01%                  10,277
      12/31/92               0.80%            10,273               12/31/92              0.77%                  10,357
      03/31/93               0.90%            10,365               03/31/93              0.78%                  10,437
      06/30/93               0.60%            10,427               06/30/93              0.77%                  10,518
      09/30/93               0.40%            10,469               09/30/93              0.82%                  10,604
      12/31/93               0.70%            10,542               12/31/93              0.78%                  10,687
      03/31/94               0.50%            10,595               03/31/94              0.77%                  10,768
      06/30/94               0.60%            10,659               06/30/94              0.96%                  10,872
      09/30/94               0.90%            10,755               09/30/94              1.08%                  10,989
      12/31/94               0.60%            10,819               12/31/94              1.33%                  11,135
      03/31/95               0.80%            10,906               03/31/95              1.50%                  11,302
      06/30/95               0.90%            11,004               06/30/95              1.50%                  11,472
      09/30/95               0.40%            11,048               09/30/95              1.42%                  11,635
      12/31/95               0.50%            11,104               12/31/95              1.47%                  11,806
      03/31/96               0.80%            11,193               03/31/96              1.23%                  11,951
      06/30/96               1.10%            11,316               06/30/96              1.29%                  12,105
      09/30/96               0.44%            11,366               09/30/96              1.38%                  12,273
      12/31/96               0.82%            11,460               12/31/96              1.30%                  12,433
      03/31/97               0.69%            11,539               03/31/97              1.28%                  12,591


Past performance is not predictive of future performance

The Jamestown Short Term Bond Fund Average Annual Total returns

1 Year         1 Years        Since Inception*
5.01%          5.21%          5.04%

* Initial public offering of shares was January 21, 1992.


THE JAMESTOWN SHORT TERM BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 1997


ASSETS
   Investments in securities:
      At acquisition cost                                                                       $                 9,115,914
                                                                                                           ================
      At value (Note 1)                                                                         $                 9,064,978
   Investments in repurchase agreements (Note 1)                                                                    767,000
   Cash                                                                                                                 156
   Receivable from securities sold                                                                                    7,738
   Interest receivable                                                                                               86,289
   Due from Adviser (Note 3)                                                                                            966
   Other assets                                                                                                         351
                                                                                                           ----------------
      TOTAL ASSETS                                                                                                9,927,478
                                                                                                           ================

LIABILITIES
   Accrued administration fees                                                                                        2,000
   Other accrued expenses                                                                                             1,000
                                                                                                           ----------------
      TOTAL LIABILITIES                                                                                               3,000
                                                                                                           ----------------

NET ASSETS                                                                                      $                 9,924,478
                                                                                                           ================

Net assets consist of:
Paid-in capital                                                                                 $                10,519,030
Accumulated net realized losses from security transactions                                                         (546,248)
                                                                                                           ----------------
Undistributed net investment income                                                                                   2,632
Net unrealized depreciation on investments                                                                          (50,936)
                                                                                                           ----------------
   Net assets                                                                                   $                 9,924,478
                                                                                                           ================

Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value)                                                                                      1,032,909
                                                                                                           ================

Net asset value, offering price and redemption price per share (Note 1)                         $                      9.61
                                                                                                           ================

See accompanying notes to the financial statements.


THE JAMESTOWN SHORT TERM BOND FUND

STATEMENT OF OPERATIONS

Year Ended March 31, 1997


INVESTMENT INCOME
   Interest                                                                              $                    630,476
                                                                                                     ----------------

EXPENSES
   Investment advisory fees (Note 3)                                                                           36,481
   Administration fees (Note 3)                                                                                24,000
   Professional fees                                                                                           10,788
   Custodian fees                                                                                               6,387
   Trustees' fees and expenses                                                                                  5,002
   Pricing costs                                                                                                3,697
   Printing of shareholder reports                                                                              1,496
   Registration fees                                                                                            1,185
   Insurance expense                                                                                            1,143
   Other expenses                                                                                               1,808
                                                                                                     ----------------
      TOTAL EXPENSES                                                                                           91,987
   Fees waived and expenses reimbursed by the Adviser (Note 3)                                                (43,345)
                                                                                                     ----------------
      NET EXPENSES                                                                                             48,642
                                                                                                     ----------------

NET INVESTMENT INCOME                                                                                         581,834
                                                                                                     ----------------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
   Net realized losses from security transactions                                                            (101,843)
   Net change in unrealized appreciation/depreciation on investments                                           (3,365)
                                                                                                     ----------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                                                            (105,208)
                                                                                                     ----------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                               $                    476,626
                                                                                                     ================

See accompanying notes to the financial statements.

THE JAMESTOWN SHORT TERM BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

Years Ended March 31, 1997 and 1996


                                                                                   Year                          Year
                                                                                  Ended                         Ended
                                                                               March 31,                     March 31,
                                                                                   1997                          1996
                                                                         --------------                --------------
FROM OPERATIONS:
   Net investment income                                                 $      581,834                $      790,385
   Net realized gains (losses) from security transactions                      (101,843)                      192,225
   Net change in unrealized appreciation/depreciation
      on investments                                                             (3,365)                      (10,516)
                                                                         --------------                --------------
Net increase in net assets from operations                                      476,626                       972,094
                                                                         --------------                --------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                                  (582,861)                     (793,655)
                                                                         --------------                --------------

FROM CAPITAL SHARE TRANSACTIONS (a):
   Proceeds from shares sold                                                  2,203,737                     2,046,872
   Net asset value of shares issued in reinvestment
      of distributions to shareholders                                          582,861                       563,410
   Payments for shares redeemed                                              (2,181,641)                   (7,485,406)
                                                                         --------------                --------------
Net increase (decrease) in net assets from capital share transact               604,957                    (4,875,124)
                                                                         --------------                --------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                         498,722                    (4,696,685)

NET ASSETS:
   Beginning of year                                                          9,425,756                    14,122,441
                                                                         --------------                --------------
   End of year - (including undistributed net investment
      income of $2,632 and $3,659, respectively)                       $      9,924,478                $    9,425,756

(a)Number of Shares:
   Sold                                                                         226,810                       208,453
   Reinvested                                                                    60,494                        57,652
   Redeemed                                                                    (224,329)                     (761,014)
                                                                         --------------                --------------
   Net increase (decrease) in shares outstanding                                 62,975                      (494,909)
   Shares outstanding, beginning of year                                        969,934                     1,464,843
                                                                         --------------                --------------
   Shares outstanding, end of year                                            1,032,909                       969,934
                                                                         ==============                ==============

See accompanying notes to the financial statements.

THE JAMESTOWN SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year




                                                                                      Years Ended March 31,
                                                               --------------------------------------------------------------

                                                                 1997          1996          1995          1994          1993
                                                               ------         -----         -----        ------        ------

Net asset value at beginning of year                            $9.72         $9.64         $9.82        $10.07         $9.93
                                                               ------        ------         -----        ------        ------

Income from investment operations:
   Net investment income                                         0.58          0.62          0.60          0.51          0.50
   Net realized and unrealized gains (losses)
      on investments                                            (0.11)         0.08         (0.17)        (0.23)         0.13
                                                               ------        ------         -----        ------        ------
Total from investment operations                                 0.47          0.70          0.43          0.28          0.63
                                                               ------        ------         -----        ------        ------

Less distributions:
   Dividends from net investment income                         (0.58)        (0.62)        (0.61)        (0.51)        (0.49)
   Distributions from net realized gains                                                                  (0.02)           --
                                                               ------        ------         -----        ------        ------
Total distributions                                             (0.58)        (0.62)        (0.61)        (0.53)        (0.49)
                                                               ------        ------         -----        ------        ------

Net asset value at end of year                                  $9.61         $9.72         $9.64         $9.82        $10.07
                                                               ======        ======         =====        ======        ======

Total return                                                     5.01%         7.38%         4.53%         2.76%         6.40%

Net assets at end of year (000's)                              $9,924        $9,426       $14,122       $18,715       $15,580

Ratio of expenses to average net assets (a)                      0.50%         0.50%         0.50%         0.50%         0.50%

Ratio of net investment income to average net assets             5.96%         6.27%         6.04%         5.22%         5.24%

Portfolio turnover rate                                            62%          157%          144%          324%          289%

(a)Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratios of expenses to average net assets
   0.85%,  0.85%, 0.81%, and 0.82%  for the years ended
   March 31, 1997, 1996, 1995, 1994, and 1993, respectively (Note 3).

See accompanying notes to the financial statements.

  THE JAMESTOWN SHORT TERM BOND FUND

  PORTFOLIO OF INVESTMENTS

  March 31, 1997


    Par Value                                                                            Value
                     COMMERCIAL PAPER - 39.5%
$       400,000           American Express Company, due 07/15/1997              $            393,875
        400,000           American General Financial, due 06/17/1997                         395,380
        400,000           AT&T Corporation, due 10/16/1997                                   387,856
        400,000           E. I. DuPont de Nemours & Company, due 08/14/1997                  392,155
        400,000           Lucent Technologies, Inc., due 08/19/1997                          391,724
        375,000           McMcormick Capital, Inc., 08/22/1997                               367,031
        400,000           Prudential Funding Corporation, due 05/14/1997                     397,496
        400,000           United Parcel Service of America, Inc., due 04/24/1997             398,651
        400,000           The Walt Disney Company, due 04/10/1997                            399,471
        400,000           Xerox Corporation, due 05/23/1997                                  396,967
                                                                                         -----------
                     Total Commercial Paper (Cost $3,920,606)                   $          3,920,606
                                                                                         -----------

                     U.S. TREASURY AND AGENCY OBLIGATIONS - 18.9%
                     U.S. Treasury Notes - 14.6%
$       200,000           5.125%, due 04/30/1998                                $            197,938
      1,215,000           7.75%, due 11/30/1999                                            1,248,983
                                                                                         -----------
                                                                                           1,446,921
                                                                                         -----------

                     Student Loan Marketing Association - 4.3 %
        425,000           5.71%, floating rate, due 02/17/1998                               425,786
                                                                                         -----------

                     Total U.S. Treasury and Agency Obligations (Cost $1,890,247$          1,872,707
                                                                                         -----------

                     MORTGAGE-BACKED SECURITIES - 14.0%
                     Federal Home Loan Mortgage Corporation - 3.0%
$       175,000           Series #1272-D, 7.50%, due 11/15/2005                 $            177,242
        122,956           Series #162-E, 7.00%, due 02/15/2020                               122,956
                                                                                             300,198

                     Federal National Mortgage Association - 4.4%
        225,000           Series #91-131-E, 7.709%, due 10/25/1998                           227,531
        202,207           Pool #124029, 8.00%, due 12/01/2002                                204,312
                                                                                         -----------
                                                                                             431,843
                                                                                         -----------

                     Other Mortgage-Backed Securities - 6.6%
                          Lehman Brothers Mortgage Trust #91-2-A1,
        113,944              8.00%, due 03/20/1999                                           115,511
                          CMC Securities Corporation #93-E-S4,
        400,000              5.75%, due 11/25/2008                                           395,500
                          GE Capital Mortgage Services, Inc. #93-4A-A1,
        148,860              6.3875%, floating rate, due 03/25/2023                          149,556
                                                                                         -----------
                                                                                             660,567
                                                                                         -----------

                     Total Mortgage-Backed Securities (Cost $1,400,770)         $          1,392,608
                                                                                         -----------


    Par Value                                                                            Value
                     ASSET-BACKED SECURITIES - 3.2%
                          CIT RV Trust #96-A-A1,
$       321,078              5.40%, due 12/15/2011                              $            315,106
                                                                                         -----------

                     Total Asset-Backed Securities (Cost $317,165)              $            315,106
                                                                                         -----------

                     CORPORATE BONDS - 15.8%
                          Beneficial Corporation Medium Term Notes,
$       400,000              8.27%, due 11/30/1998                              $            410,284
                          Ford Motor Credit Corporation,
         40,000              8.00%, due 12/01/1997                                            40,443
                          International Bank Reconstruction and Development,
        265,000              5.10%, due 09/15/1999                                           255,866
                          Mellon Financial Corporation,
        375,000              6.50%, due 12/01/1997                                           375,409
                          J.C. Penny & Company,
        300,000              10.00%, due 10/15/1997                                          305,832
                          Xerox Corporation Medium Term Notes,
        175,000              7.13%, due 04/30/1999                                           176,117
                                                                                         -----------
                     Total Corporate Bonds (Cost $1,587,126)                    $          1,563,951
                                                                                         -----------

                          Total Investments at Value (Cost $9,115,914) - 91.4%  $          9,064,978
                                                                                         -----------


       Face
      Amount

                     REPURCHASE AGREEMENTS (a) - 7.7%
$       767,000      Star Bank, N.A., 5.25%, dated 03/31/1997, due 04/01/1997
                          repurchase proceeds $767,112 (Cost $767,000)          $            767,000
                                                                                         -----------

                     Total Investments and Repurchase Agreements
                          at Value - 99.1%                                      $          9,831,978

                     Other Assets in Excess of Liabilities - .9%                              92,500
                                                                                         -----------

                     Net Assets - 100.0%                                        $          9,924,478
                                                                                         ===========

(a) Joint repurchase agreement is fully collaterized by $20,650,000 GNMA
    II, Pool #8373, 6.50%, due 02/20/2024. The aggregate market value of the collateral at March 31, 1997 was $20,897,370. The Fund's pro-rata interest in the collateral at March 31, 1997 was $832,725.

  See accompanying notes to the financial statements.

                       THE JAMESTOWN SHORT TERM BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


1.  SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Short Term Bond Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on January 21, 1992.

The Fund's investment objective is to maximize total return, consisting of current income and capital appreciation (both realized and unrealized), consistent with the preservation of capital through active management of high quality short-term fixed income securities.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that securities of the Fund will ordinarily be traded on the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair market value using methods consistent with those determined by the Board of Trustees.

Repurchase agreements -- The Fund generally enters into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

                       THE JAMESTOWN SHORT TERM BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



Securities traded on a "to-be-announced" basis -- The Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of the Fund as of March 31, 1997:

         Gross unrealized appreciation..................   $    23,256
         Gross unrealized depreciation...................      (74,192)
                                                            ----------
         Net unrealized depreciation....................$      (50,936)
                                                            ==========

The tax basis of investments of the Fund is equal to the acquisition cost as shown on the Statement of Assets and Liabilities. As of March 31, 1997, the Fund had capital loss carryforwards for federal income tax purposes of $508,929 which expire on March 31, 2004. In addition, the Fund had net realized capital losses of $37,319 during the period from November 1, 1996 through March 31, 1997, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 1998. These capital loss carryforwards and "post-October" losses may be utilized in the current and future years to offset net realized capital gains prior to distributing such gains to shareholders.


2.  INVESTMENT TRANSACTIONS

During the year ended March 31, 1997, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $3,952,270 and $8,238,064, respectively.

                       THE JAMESTOWN SHORT TERM BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by LB&T Strategic Advisors, Inc. (the Advisor), formerly Lowe, Brockenbrough & Tattersall, Inc., under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly at an annual rate of .375% of its average daily net assets. The Advisor currently intends to limit the total operating expenses of the Fund to .50% of its average daily net assets; accordingly, the Advisor waived its entire investment advisory fee of $36,481 and reimbursed the Fund for $6,864 of other operating expenses for the year ended March 31, 1997. Certain trustees and officers of the Trust are also officers of the Advisor.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement with the Trust, Countrywide Fund Services, Inc. (CFS), formerly MGF Service, Corp., provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, CFS receives a monthly fee from the Fund at an annual rate of .075% of its average daily net assets up to $200 million and .05% of such net assets in excess of $200 million, subject to a $2,000 minimum monthly fee. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and cost of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of CFS.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

         We have audited the accompanying statement of assets and liabilities of The Jamestown Short Term Bond Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 1997, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Jamestown Short Term Bond Fund as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



                                                   Tait, Weller & Baker

Philadelphia, Pennsylvania
April 25, 1997

                               PART C

                         OTHER INFORMATION

Item 24.          FINANCIAL STATEMENTS AND EXHIBITS


                  (a)      Financial Statements:

                  Included in Part A: Financial Highlights

                  Included in Part B: Statements of Assets and
                                      Liabilities, Statements of
                                      Operations, Statements of Changes
                                      in Net Assets, Financial Highlights
                                      and Portfolios of Investments as of
                                      March 31, 1997


                  (b)      Exhibits:

                  1.       Declaration of Trust*

                  2.       Bylaws*

                  3.       Not Applicable

                  4.       See Exhibits 1 and 2


                  5.       (i)  Investment Advisory Agreement for The
                                    Jamestown Bond Fund**
                           (ii) Investment Advisory Agreement for The Jamestown Short Term Bond Fund**


                  6.       Not Applicable

                  7.       Not Applicable

                  8.       (i)      Custodian Agreement with The Northern Trust
                                    Company*
                           (ii)     Custodian Agreement with Star Bank, N.A.*

                  9.       Administration, Accounting and Transfer Agency
                           Agreement**

                  10.      Opinion and Consent of Counsel*


                  11.      Consent of Independent Public Accountants**


                  12.      Not Applicable

                  13.      Not Applicable

                  14.      Not Applicable


                  15.      Plan of Distribution Pursuant to Rule 12b-1**

                  16.      Not Applicable

                  17.      Financial Data Schedules**


                  18. Rule 18f-3 Plan Adopted With Respect to the Multiple Class Distribution System**



*        Previously filed as Exhibit to Registration Statement on
         Form N-1A
**       Filed herewith

Item 25.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
                  REGISTRANT

                  No person is directly or indirectly controlled by or under common control with the Registrant.

Item 26.          NUMBER OF HOLDERS OF SECURITIES

                  Set forth is the number of record holders, as of May 31, 1997, of the shares of the Trust:

                                                             Number of Record
                  TITLE OF CLASS                                 HOLDERS

                  Shares of beneficial interest of
                  FBP Contrarian Equity Fund                       328

                  Shares of beneficial interest of
                  FBP Contrarian Balanced Fund                     458

                  Shares of beneficial interest of
                  The Government Street Equity Fund                283

                  Shares of beneficial interest of
                  The Government Street Bond Fund                  148

                  Shares of beneficial interest of
                  The Alabama Tax Free Bond Fund                   124

                  Shares of beneficial interest of
                  The Jamestown Balanced Fund                      250

                  Shares of beneficial interest of
                  The Jamestown Equity Fund                        212

                  Shares of beneficial interest of
                  The Jamestown Bond Fund                           33

                  Shares of beneficial interest of
                  The Jamestown Short Term Bond Fund                13

                  Shares of beneficial interest of
                  The Jamestown Tax Exempt Virginia Fund            41

                  Shares of beneficial interest of
                  The Jamestown International Equity Fund          180

Item 27. INDEMNIFICATION. Article VIII of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and trustees as follows:

                         SECTION 8.4 Indemnification of Trustees and Officers. Subject to the limitations set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Fund or Funds to which the conduct in question relates) each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (referred to hereinafter, together with such person's heirs, executors, administrators or other legal representatives, as a "covered person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any covered person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such covered person may be or may have been involved as a party or otherwise or with which such covered person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such covered person (i) did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (either and both of the conduct described in clauses
                         (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the covered person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that such covered person was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative action against such covered person for insufficiency of evidence of

                         Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that such covered person was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such covered person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the covered person Shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and if (i) the covered person shall have provided security for such undertaking,
                         (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full inquiry), that there is reason to believe that the covered person ultimately will be entitled to indemnification hereunder.

                         SECTION 8.5 Compromise Payment. As to any matter disposed of by a compromise payment by any covered person referred to in Section 8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (ii) shall not prevent the recovery from any covered person of any amount paid to such covered person in accordance with either of such clauses as indemnification if such covered person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such covered person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such covered person's office.

                         SECTION 8.6 Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any of the rights to which any covered person may be entitled. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

                  The Trust's Advisory Agreements provide for indemnification of each of the Advisors as follows:

                         8.(b) INDEMNIFICATION OF ADVISOR. Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Advisor against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Advisor in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) wilful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "DISABLING CONDUCT"). A determination that the Advisor is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Advisor was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Advisor for insufficiency of evidence of Disabling Conduct, or
                         (iii) a reasonable determination, based upon a review of the facts, that the Advisor was not liable by reason of Disabling Conduct by: (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "INDEPENDENT TRUSTEES"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Advisor (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; PROVIDED, that the Advisor shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Advisor shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or
                         (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Advisor ultimately will be entitled to indemnification hereunder.

                         As to any matter disposed of by a compromise payment by the Advisor referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Advisor of any amount paid to the Advisor in accordance with either of such clauses as indemnification of the Advisor is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Advisor's action was in or not opposed to the best interests of the

                         Trust or to have been liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

                         The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Advisor may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

                         The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Advisor is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

                         8.(c) The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Advisor and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

         The Trust maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Trust may not pay for insurance which protects its Trustees and officers against liabilities arising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

Item 28.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

                  Lowe, Brockenbrough & Tattersall, Inc. ("LB&T") is a registered investment advisor providing general investment advisory services to four series of Williamsburg Investment Trust: The Jamestown Balanced
                  Fund, The Jamestown Equity Fund, The Jamestown Tax
                  Exempt Virginia Fund and The Jamestown International
                  Equity Fund. LB&T acted as the co-investment advisor with Bridgewater Associates, Inc. to The Alpha World Fund, another registered investment company, until July 1995. LB&T also provides investment advisory services to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The following list sets forth the business and other connections of the directors and officers of LB&T, 6620 West Broad Street, Suite 300, Richmond, Virginia 23230.

                  (1)      Austin Brockenbrough III - Managing Director of
                           LB&T.

                           (a) A Trustee of Williamsburg Investment Trust, a registered investment company, and President of The Jamestown Tax Exempt Virginia Fund.

                  (2) Henry C. Spalding, Jr. - Executive Vice President of LB&T.

                           (a) President of The Jamestown Balanced Fund and The Jamestown Equity Fund.

                  (3) William F. Shumadine, Jr. - Senior Vice President of LB&T.

                           (a) President of Central Fidelity Bank until October, 1993.

                  (4)      Ernest H. Stephensen, Jr. - Vice President of
                           LB&T.

                           (a) Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund.

                  Lowe, Brockenbrough & Tattersall Strategic Advisors, Inc. ("LBTSA") is a registered investment advisor providing general investment advisory services to two series of Williamsburg Investment Trust, The Jamestown Bond Fund and The Jamestown Short Term Bond Fund, and subadvisory services to The Jamestown Balanced Fund, another series of Williamsburg Investment Trust. LBTSA also provides investment advisory services to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The following list sets forth the business and other connections of the directors and officers of LBTSA, 6620 West Broad Street, Suite 300, Richmond, Virginia 23230.

                  (1)      Fred T. Tattersall - Managing Director of LBTSA.

                           (a) A Trustee of Williamsburg Investment Trust and President of The Jamestown Bond Fund and The Jamestown Short Term Bond Fund.

                  (2)      Kevin D. Girts - Executive Vice President of
                           LBTSA.

                  (3)      Craig D. Truitt - Senior Vice President of LBTSA.

                           (a) Vice President of The Jamestown Bond Fund and The Jamestown Short Term Bond Fund.

                 Oechsle International Advisors, L.P. ("Oechsle International") is a registered investment advisor which provides investment advisory services and acts as sub-advisor to The Jamestown International Equity Fund. The following are the partners of Oechsle International, One International Place, Boston, Massachusetts 02110.

                           (1) Oechsle Group, L.P. (the Managing General Partner of which is Walter Oechsle), a general partner of Oechsle International.

                           (2)      Dresdner Asset Management (U.S.A.)
                                    Corporation (a subsidiary of Dresdner Bank
                                    A.G.), a limited partner of Oechsle
                                    International.

                           (3) OIA Limited Partnership Interest Trust (the trustee of which is Oechsle Group, L.P.), a limited partner of Oechsle International

                Flippin, Bruce & Porter, Inc. ("FBP") is a registered investment advisor providing investment advisory services to two series of Williamsburg Investment Trust: The FBP Contrarian Balanced Fund and the FBP Contrarian Equity Fund. The Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional account and individuals. The following list sets forth the business and other connections of the directors and officers of Flippin, Bruce & Porter, Inc., 800 Main Street, Suite 202, P.O. Box 6138, Lynchburg, Virginia 24505.

                           (1)      John T. Bruce - A Principal of FBP.

                                    (a)   Chairman of the Board of Trustees of
                                          Williamsburg Investment Trust and
                                          Vice President of FBP Contrarian
                                          Balanced Fund and FBP Contrarian
                                          Equity Fund.

                           (2)      John M. Flippin - A Principal of FBP

                                    (a)   President of FBP Contrarian Balanced
                                          Fund and FBP Contrarian Equity Fund.

                           (3)      Robert Gregory Porter III - A Principal of
                                    FBP.

                                    (a)   Vice President of FBP Contrarian
                                          Balanced Fund and FBP Contrarian
                                          Equity Fund.

                           (4) Joseph T. Antonelli, Jr. - Portfolio Manager of FBP.

                           (5)      David J. Marshall - Portfolio Manager
                                    of FBP.

                  T. Leavell & Associates, Inc. ("TLA") is a registered investment advisor providing investment advisory services to three series of Williamsburg Investment
                  Trust: The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund. TLA also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The following list sets forth the business and other connections of the directors and officers of T. Leavell & Associates, Inc., 150 Government Street, P.O. Box 1307, Mobile, Alabama 36633.

                           (1)      Thomas W. Leavell - President and a
                                    Principal of TLA.

                           (2) Dorothy G. Gambill - Secretary/Treasurer and a Principal of TLA.

                           (3) Richard Mitchell - Executive Vice President and a Principal of TLA.

                                    (a)   A Trustee of Williamsburg Investment
                                          Trust and President of The Government
                                          Street Bond Fund, The Government
                                          Street Equity Fund and The Alabama
                                          Tax Free Bond Fund.

                           (4)      Kenneth P. Pulliam - Portfolio Manager of
                                    TLA.

                           (5) Timothy S. Healy - Vice President and Portfolio Manager of TLA.

                                    (a)   Vice President of The Alabama Tax
                                          Free Bond Fund.

                           (6)      Ann Damon Haas - Vice President of TLA.

Item 29.        PRINCIPAL UNDERWRITER

                Not Applicable

Item 30.        LOCATIONS OF ACCOUNTS AND RECORDS

                The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 inclusive thereunder at its principal executive office. Certain records, including records relating to the Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant's transfer and dividend disbursing agent and custodian.

Item 31.        MANAGEMENT SERVICES

                See discussion in Part A under "Management of the Fund - Administrator" and in Part B under "Administrator."

Item 32.        UNDERTAKINGS

                (a)      Not Applicable

                (b)      Not Applicable

                (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest report to shareholders, upon request and without charge.

                (d) The Registrant hereby undertakes to comply with the provisions of Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati and the State of Ohio on the 27th day of June, 1997.


                                                 WILLIAMSBURG INVESTMENT TRUST



                                                 By: /S/ JOHN F. SPLAIN
                                                    John F. Splain,
                                                    Attorney-in-Fact


     The term "Williamsburg Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Registrant dated July 18, 1988, as amended, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

  Signature                                Title                    Date


/s/ John T. Bruce
                                  Trustee and Chairman        June 27, 1997
John T. Bruce                     (principal executive
                                  officer)

/s/ Mark J. Seger
                                  Treasurer (principal        June 27, 1997
Mark J. Seger                     financial and
                                  accounting officer)

Austin Brockenbrough III*         Trustee

Charles M. Caravati*              Trustee

J. Finley Lee, Jr.*               Trustee

Richard Mitchell*                 Trustee

Richard L. Morrill*               Trustee

Harris V. Morrissette*            Trustee

Fred T. Tattersall*               Trustee

Samuel B. Witt III*               Trustee



*By: /S/ JOHN F. SPLAIN
    John F. Splain
    Attorney-in-Fact
    June 27, 1997